united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2020

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Eventide Dividend Opportunities Fund formerly Eventide Global Dividend Opportunities Fund

Eventide Gilead Fund

Eventide Healthcare & Life Sciences Fund

Eventide Limited-Term Bond Fund

Eventide Multi-Asset Income Fund

June 30, 2020

Eventide Asset Management, LLC One International Place Suite 4210 Boston, MA 02110

1-877-771-3836

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ELECTRONIC AVAILABILITY NOTE

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.eventidefunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at 1-877-771-3836. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Funds at 1-877-771-3836. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

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If someone would have predicted at the New Year that during 2020, all professional sporting events would be canceled, restaurants would be closed, Seattle would have an autonomous “country” inside of it, large portions of Minneapolis would be looted while millions would be calling for the police to be defunded, public schools across the country would stop, and the market cap of Zoom would surpass American Airlines, Delta, Southwest, and United—combined, you would have thought that person to be insane. Surreal is too weak a word to describe the last few months of 2020. Most of us have grown so accustomed to the wildly improbable that we can hardly appreciate how abnormal our world has become.

What is an investor to do? As is often the case, investing and the events on the news teach the same lessons from different perspectives. An important lesson is that proclivities to sound bites and reductionism are costly, even deadly, tendencies. When we see people on both sides of the contemporary race debate (or rant, as the case may be), it is painfully obvious that very few have even read a well written book on the subject and certainly not one from the other side’s perspective. Mark Twain said it well, “In religion and politics people’s beliefs and convictions are in almost every case gotten at second-hand, and without examination, from authorities who have not themselves examined the questions at issue but have taken them at second-hand from other non-examiners, whose opinions about them were not worth a brass farthing.” If we could encourage deep examination (which best comes from books, not from the news or social media), much of the current rancor might be converted into constructive value creation, not demagoguery or demonization.

The investing world right now is subject to similar sound bites rooted in fear or snap judgments—“P/E ratios are high! COVID-19 is winning!” This has caused many to make unwise choices and miss the ninth best quarter in the history of the S&P 500. It has caused investors to miss opportunity because of fear. We do not mean to equate financial losses with the loss of lives or dignity, but the underlying thinking processes are the same in finance and politics. Investors need to rise above the groupthink and ponder deeply the basis of their decisions. On the valuation side, P/E ratios are notoriously obscurant, and those who rely on them may miss profound drivers of the market such as cost-of-capital, return on capital, and the equity risk premium. On the values side, reductionism may relegate investors to a shallow greed no better than the vapid political proclamations that dominate the media today.

We at Eventide are seeking to enlarge the conversation, inviting market participants to think deeply about what investing represents. Our Business 360® approach is designed to investigate the multiple stakeholders affected by a business, an approach that could not be timelier in a world that is looking at supply chains, employees, and social concerns as never before.

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Fund Returns as of 06/30/2019
	YTD	1 Year	3 Year	5 Year	10 Year	Inception	Inception Date
Eventide Dividend Opportunities Fund
Class N	-1.72%	6.60%	—	—	—	4.96%	9/29/2017
Class A without load	-1.75%	6.55%	—	—	—	4.87%	9/29/2017
Class A with 5.75% load	-7.40%	0.44%	—	—	—	2.64%	9/29/2017
Class C	-2.03%	5.78%	—	—	—	4.16%	9/29/2017
Class I	-1.63%	6.79%	—	—	—	5.17%	9/29/2017
Benchmarks
Russell Midcap Value Index	-18.09%	-11.81%	—	—	—	-1.36%	9/29/2017
MSCI ACWI Index	-6.25%	2.11%	—	—	—	4.77%	9/29/2017

Eventide Gilead Fund
Class N	14.91%	16.66%	19.62%	12.21%	18.51%	15.60%	7/8/2008
Class A without load	14.89%	16.58%	19.56%	12.15%	18.46%	17.91%	10/28/2009
Class A with 5.75% load	8.29%	9.87%	17.23%	10.82%	17.75%	17.26%	10/28/2009
Class C	14.45%	15.71%	18.67%	11.31%	17.56%	17.02%	10/28/2009
Class I	15.00%	16.85%	19.86%	12.43%	18.74%	16.70%	2/2/2010
Benchmarks
S&P 500 Total Return Index	-3.08%	7.51%	10.73%	10.73%	13.99%	10.02%	7/8/2008
Russell Midcap Growth Index	4.16%	11.91%	14.76%	11.60%	15.09%	11.18%	7/8/2008

Eventide Healthcare & Life Sciences Fund
Class N	4.99%	24.68%	27.17%	13.25%	—	23.49%	12/27/2012
Class A without load	4.99%	24.67%	27.08%	13.19%	—	23.40%	12/27/2012
Class A with 5.75% load	-1.03%	17.48%	24.61%	11.86%	—	22.43%	12/27/2012
Class C	4.59%	23.73%	26.16%	12.37%	—	22.50%	12/27/2012
Class I	5.11%	24.97%	27.45%	13.50%	—	23.73%	12/27/2012
Benchmarks
S&P 500 Total Return Index	-3.08%	7.51%	10.73%	10.73%	—	13.29%	12/27/2012
S&P Biotechnology Select Industry Index	17.74%	27.70%	13.38%	6.07%	—	19.82%	12/27/2012

Eventide Limited-Term Bond Fund
Class N	2.60%	4.37%	—	—	—	5.88%	12/14/2018
Class A without load	2.56%	4.30%	2.78%	2.43%	—	2.95%	7/28/2010
Class A with 5.75% load	-3.34%	-1.74%	0.76%	1.22%	—	2.34%	7/28/2010
Class C	2.22%	3.50%	—	—	—	5.05%	12/14/2018
Class I	2.72%	4.58%	3.05%	2.33%	—	2.49%	7/28/2010
Benchmarks
Bloomberg Barclays 1-5 Year Government/Credit Index	3.98%	5.43%	3.49%	2.63%	—	2.19%	7/28/2010
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	4.67%	6.60%	4.29%	3.40%	—	3.09%	7/28/2010

Eventide Multi-Asset Income Fund
Class N	0.77%	7.03%	4.60%	—	—	5.80%	7/15/2015
Class A without load	0.83%	7.07%	4.55%	—	—	5.75%	7/15/2015
Class A with 5.75% load	-4.99%	0.95%	2.52%	—	—	4.49%	7/15/2015
Class C	0.39%	6.23%	3.78%	—	—	4.96%	7/15/2015
Class I	0.87%	7.23%	4.79%	—	—	6.00%	7/15/2015
Benchmarks
Russell Midcap Value Index	-18.09%	-11.81%	-0.54%	—	—	3.19%	7/15/2015
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	4.67%	6.60%	4.29%	—	—	3.40%	7/15/2015
Multi-Asset Income Blend	-6.30%	-1.81%	2.48%	—	—	3.76%	7/15/2015
MSCI ACWI Index	-6.25%	2.11%	6.13%	—	—	6.22%	7/15/2015

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Performance is historical and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges. The volatility of an index may be materially different than that of the Fund, and investors should not expect the Fund to achieve the same results as a listed index. Performance data current to the most recent month-end may be obtained by calling 1-877-771-EVEN (3836).

Eventide Dividend Opportunities Fund

Expenses: Class A, Gross Expenses 2.05%, Net Expenses 1.20%; Class C, Gross Expenses 2.80%, Net Expenses 1.95%; Class I, Gross Expenses 1.80%, Net Expenses 0.95%; Class N, Gross Expenses 2.00%, Net Expenses 1.15%. The Fund’s Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2020. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. On 11/1/2019 the Fund’s primary benchmark to compare its performance was changed from the MSCI ACWI Index to the Russell Midcap Value Index because the Fund’s Adviser believes it is more reflective of the Fund’s portfolio. The Russell Midcap Value Index measures the performance of the U.S. equity mid-cap value segment. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Gilead Fund

Expenses: Class A, Total Expenses 1.44%; Class C, Total Expenses 2.19%; Class I, Total Expenses 1.19%; Class N, Total Expenses 1.39%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Fund’s share classes have different inception dates. Class N has an inception date of 7/8/2008. Class A and Class C have an inception date of 10/28/2009. Class I has an inception date of 2/2/2010. The indices assume an inception date of 7/8/2008. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The Russell Midcap Growth Index measures the performance of the U.S. equity mid-cap growth segment. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Healthcare & Life Sciences Fund

Expenses: Class A, Total Expenses 1.54%; Class C, Total Expenses 2.29%; Class I, Total Expenses 1.29%; Class N, Total Expenses 1.49%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Limited-Term Bond Fund

Expenses: Class A, Gross Expenses 1.76%, Net Expenses 0.81%; Class C, Gross Expenses 2.51%, Net Expenses 1.56%; Class I, Gross Expenses 1.51%, Net Expenses 0.56%; Class N, Gross Expenses 1.71%, Net Expenses 0.76%. The Fund’s Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2020. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Fund acquired the assets and liabilities of the Epiphany FFV Strategic Income Fund (“Predecessor Fund”) on 12/14/2018. The Predecessor Fund’s Class A shares were reclassified from Class N shares on 6/1/2015 and its Class I shares were reclassified from Class C shares on 5/30/2017, and the fee structure was different. The Fund’s share classes have different inception dates. Annualized since inception returns assume the Predecessor Fund’s inception date of 7/28/2010 unless otherwise noted. The Bloomberg Barclays 1-5 Year Government/Credit Index includes investment grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S.-traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Multi-Asset Income Fund

Expenses: Class A, Gross Expenses 1.22%, Net Expenses 1.07%; Class C, Gross Expenses 1.97%, Net Expenses 1.82%; Class I, Gross Expenses 0.97%, Net Expenses 0.82%; Class N, Gross Expenses 1.17%, Net Expenses 1.02%. The Fund’s Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2021. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. On 11/1/2019 the Fund’s primary benchmark to compare its performance was changed from the MSCI ACWI Index to the Russell Midcap Value Index because the Fund’s Adviser believes it is more reflective of the Fund’s portfolio. The Russell Midcap Value Index measures the performance of the U.S. equity mid-cap value segment. The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S.-traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

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Fund Reviews

Eventide Dividend Opportunities Fund

The Eventide Dividend Opportunities Fund (Class I) posted a total return of 6.79% for the 12 months ended 6/30/2020, compared with the Russell Midcap Value Index of -11.81% and the MSCI ACWI Index of 2.11%. The Fund outperformed the Russell Midcap Value benchmark by 18.6% for the 12 months ended 6/30/2020 from a continued overweight in high-quality companies benefitting from long-term secular growth and human flourishing themes, as well as favorable positioning in the post COVID-19 economy.

The Fund delivered strong outperformance from technology infrastructure, clean energy, and life science REITs, information technology companies involved in semiconductor production, software, and IT services, renewable energy power producers, and consumer and logistics companies benefiting from stay-at-home trends and acceleration in e-commerce during the pandemic. Lowe’s,1 which has home improvement stores in the U.S., Canada, and Mexico, continued to improve its operations and benefited from increased consumer spending on home improvement projects during the pandemic. Equinix,2 which provides robust data center solutions and interconnection services, benefited from strong execution and results from interconnection and network solutions services for customers moving their businesses to the cloud. Brookfield Renewable Partners,3 which owns wind and hydropower facilities in Europe and the Americas, benefited from strong results in global contracted renewable power as well as from announced plans to convert to a C-Corp. NextEra Energy,4 a utility power generation company, performed well from industry leading growth and competitive positioning in U.S. contracted renewable power. Skyworks,5 which provides radio frequency and semiconductor system solutions, continued to benefit from significant content gains in 5G handsets with their best-in-class radio frequency solutions while investors gained confidence in an FQ3 2020 cyclical trough.

Strong positive performance was slightly offset by the Fund’s exposure to medical device, materials, and consumer staples companies that were negatively affected by reduced demand for their products during the pandemic. For these specific names, we believe

[1]	2.59% of net assets.

[2]	2.55% of net assets.

[3]	3.30% of net assets.

[4]	2.31% of net assets.

[5]	0.86% of net assets.

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2020 Annual Shareholder Letter (Unaudited) June 30, 2020	5 of 13

demand will eventually recover as the economy returns to more normal conditions. WEC Energy Group,6 a utility company specializing in electricity and natural gas delivery, was down largely due to utility sector flows, which turned from inflows in the global search for yield to outflows timed with disruptions to the investment grade bond market. Xylem,7 which provides technologies for water, wastewater, and energy, was hurt by weakness in its industrial and commercial end-markets. Johnson Controls,8 which provides HVAC, building controls, fire safety, and battery solutions, underperformed due to weakness in its nonresidential businesses. First Horizon9 was down along with most banks due to COVID-induced economic uncertainty and net interest margin (NIM) pressure from lower interest rates. Boston Properties,10 a real estate investment trust that primarily owns office properties, underperformed due to concerns over weakening office market fundamentals from COVID-19 and increased work-from-home trends.

Eventide Gilead Fund

The Eventide Gilead Fund (Class I) posted a total return of 16.85% for the 12 months ended 6/30/2020 compared to the S&P 500 Total Return Index of 7.51% and the Russell Midcap Growth Index of 11.91%. The reasons for the Gilead Fund’s outperformance were overweight positions in high-growth software and e-commerce companies that rebounded as markets recovered from COVID-19 fears.

Five9,11 a cloud contact center software company, benefitted since cloud contact centers have become a more critical component of company technology stacks and because Five9 has an attractive product set and executed well on both revenue and margin growth during the year. The Trade Desk,12 a digital advertising platform for display, social, mobile, and video campaigns, executed well on revenue and profitability with its best-in-class omnichannel advertising platform and the market has been optimistic on growth of their CTV product line. Crowdstrike,13 an enterprise cybersecurity platform created to prevent endpoint attacks, continued to execute at a high level on both revenues and profitability as enterprises looked to adopt best-in-class endpoint cybersecurity solutions

[6]	1.03% of net assets.

[7]	1.76% of net assets.

[8]	1.35% of net assets.

[9]	1.61% of net assets.

[10]	1.10% of net assets.

[11]	3.34% of net assets. All holdings throughout as of 6/30/2020. Holdings subject to change.

[12]	3.70% of net assets.

[13]	0.93% of net assets.

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2020 Annual Shareholder Letter (Unaudited) June 30, 2020	6 of 13

in the face of more sophisticated attack vectors. Ascendis Pharma,14 a rare-disease focused biopharmaceutical company, performed well after recovering from a COVID-19 related sell off as the company’s two lead product candidates had positive data and value began to be ascribed to the rest of the pipeline. Wayfair,15 an online company that sells furniture and home decor, finished 2Q20 strongly as the company demonstrated strong top line growth and increased market share as more furniture shoppers began shopping online.

Servicemaster,16 which provides residential and commercial real estate maintenance services, saw its shares decline due to disappointing results in its Terminix pest control business. Xylem,17 which provides technologies for water, wastewater, and energy, was hurt by weakness in its industrial and commercial end-markets. Magenta,18 a clinical-stage biotechnology company that develops medicines to enhance the abilities of stem cell transplant, gene therapy, genome editing and cell therapy, deprioritized its most advanced asset and re-prioritized its portfolio resulting in no near term value drivers and its stock has subsequently been punished by investors. Zogenix,19 a company that focuses on therapies for central nervous system disorders and rare diseases, had a successful Phase 3 study in Lennox-Gastaut Syndrome (LGS), however, the profile of the drug looks inferior to competitor GW Pharma’s approved drug, resulting in a slight decrease in market share expectations for Zogenix’s drug. Sage Therapeutics,20 which focuses on treatments for central nervous system disorders, had a failed Phase 3 study in major depressive disorder (MDD), which was the biggest value driver for the company and subsequently, the stock sold off as investors prepared for a longer term value creation profile for the company. In addition, COVID-19 created significant headwinds to the company’s commercial launch of IV Zulresso for postpartum depression.

Eventide Healthcare & Life Sciences Fund

The Eventide Healthcare and Life Sciences Fund (Class I) posted a total return of 24.97% for the 12 months ended 6/30/2020 compared to the S&P 500 Total Return Index of 7.51% and the S&P Biotechnology Select Industry Index of 27.70%. The fund underperformed

[14]	5.37% of net assets.

[15]	2.40% of net assets.

[16]	0.56% of net assets.

[17]	2.04% of net assets.

[18]	0.72% of net assets.

[19]	2.78% of net assets.

[20]	1.51% of net assets.

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2020 Annual Shareholder Letter (Unaudited) June 30, 2020	7 of 13

one benchmark by not owning the high-flying COVID-19 vaccine stocks, as well as security selection.

Shares of Karuna Therapeutics,21 which develops novel therapies for disabling neuropsychiatric disorders and pain, rose over 400% on positive Phase 2 data for its Schizophrenia drug candidate in November 2019. Biohaven Pharmaceuticals,22 which also develops therapies for neurological and neuropsychiatric diseases, performed well in 1Q20 and 2Q20 as its approved migraine drug began getting good feedback from doctors. In 2Q20 Myokardia,23 which develops targeted therapies for serious and neglected rare cardiovascular diseases, had a positive P3 study in hypertrophic cardiomyopathy (HCM), which was a significant value driver for the company. Momenta Pharmaceuticals,24 which develops novel therapies for autoimmune diseases of the nervous system and blood, jumped in early 1Q20 following an update that increased investor confidence in pipeline assets that had previously received little value. Synthorx,25 a clinical-stage biotechnology company focused on cancer and autoimmune disorders, announced it was being acquired by Sanofi in 4Q19 at a premium to its recent trading price.

GW Pharma,26 which develops Innovative therapeutics focused on epilepsy and central nervous system disorders, is going through the classical transition of a biotech company from clinical to commercialization phase and the stock is reflecting a lack of large value-creating catalysts in the near term. Magenta,27 a clinical-stage biotechnology company that develops medicines to enhance the abilities of stem cell transplant, gene therapy, genome editing, and cell therapy, deprioritized its most advanced asset and re-prioritized its portfolio, resulting in no near term value drivers, and its stock has subsequently been punished by investors. Zogenix,28 which develops therapies for central nervous system disorders and rare diseases, had a successful Phase 3 study in Lennox-Gastaut syndrome (LGS), however, the profile of the drug looks inferior to competitor GW Pharma’s approved drug, resulting in a slight decrease in market share expectations for Zogenix’s drug.

[21]	4.30% of net assets.

[22]	4.27% of net assets.

[23]	3.41% of net assets.

[24]	2.22% of net assets.

[25]	0.32% of net assets.

[26]	2.21% of net assets.

[27]	1.31% of net assets.

[28]	3.50% of net assets.

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Kalvista,29 which focuses on next-generation small molecule protease inhibitors for Hereditary Angioedema (HAE) and Diabetic Macular Edema (DME), had a failed study in DME leading to discontinuation of this program and loss of a value driver, which is being reflected in the stock price/performance. Sage Therapeutics,30 which focuses on treatments for central nervous system disorders, had a failed Phase 3 study in major depressive disorder (MDD), which was the biggest value driver for the company and, subsequently, the stock sold off as investors prepared for a longer term value creation profile for the company. In addition, COVID-19 created significant headwinds to the company’s commercial launch of IV Zulresso for postpartum depression.

Eventide Limited-Term Bond Fund

Eventide Limited-Term Bond Fund (Class I) posted a total return of 4.58% for the 12 months ended 6/30/2020 compared to the Bloomberg Barclay’s 1-5 year U.S. Government/Credit Index of 5.43%, and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index of 6.60%. The U.S. bond market’s positive returns resulted from significant declines in interest rates as the U.S. Federal Reserve provided liquidity to the financial markets during the COVID-19 spread and its severe impact on economic activity and employment. Treasuries, agency bonds, and investment-grade credit performed well and yields declined as the bond market experienced a flight to safety. The 10-year Treasury ended at 0.66% compared to over 2.0% one year ago. For the year, the Fund underperformed its benchmarks from an underweight in U.S. Treasuries that performed very well during this unprecedented period. This underperformance was offset by the Fund’s overweight in investment grade bonds and mortgage backed securities.

We believe the swift action by the Fed in March has had a profound effect on investor confidence, the financial markets, and the economy broadly. Furthermore, the Fed has made it clear they have the balance sheet capacity to do more, if conditions warrant. Not to be overlooked, fiscal policy also played a large role in providing support to many areas of the economy. Looking forward, we believe the economic uncertainty may result in continued market volatility and may require additional monetary and fiscal policy action, but seeds for a recovery remain in place for 2H2020 and in 2021. We are also expecting rates to be range bound as the Federal Reserve commits to keeping short term interest rates near zero for the next couple years while simultaneously expanding its balance sheet in support of multiple areas of the economy and financial markets.

[29]	1.94% of net assets.

[30]	2.97% of net assets.

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Eventide Multi-Asset Income Fund

The Eventide Multi-Asset Income Fund (Class I) posted a total return of 7.23% for 12 months ended 6/30/2020, compared with the Russell Midcap Value Index of -11.81%, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index of 6.60%, the Multi-Asset Income Blend total return of -1.81%, and the MSCI ACWI Index of 2.11%.

The Fund, which is generally balanced between 50% equity and 50% fixed income, outperformed its 50%/50% custom blend benchmark by 9.04% for 12 months ended 6/30/2020. The Fund’s equity positions for the 12 months ended 6/30/2020 outperformed the Russell Midcap Value benchmark from a continued overweight in high-quality companies, benefitting from secular growth and human flourishing themes and by being well positioned in the post COVID-19 economy.

Strong outperformance for the 12 months ended 6/30/2020 came from technology infrastructure, clean energy, life science REITs, information technology companies involved in semiconductor production, software, and IT services, renewable energy power producers, as well as consumer and logistics companies benefiting from stay-at-home trends, and acceleration in e-commerce during the pandemic. Brookfield Renewable Partners,31 which owns wind and hydropower facilities in Europe and the Americas, benefited from strong results in global contracted renewable power as well as from announced plans to convert to a C-Corp. NextEra Energy,32 a utility power generation company, performed well from industry leading growth and competitive positioning in U.S. contracted renewable power. Equinix,33 which provides robust data center solutions and interconnection services, benefited from strong execution and results from interconnection and network solutions services for customers moving their businesses to the cloud. Crown Castle International,34 a provider of wireless infrastructure, outperformed from increased growth in demand for its wireless infrastructure and from expectations for a multiyear build out for 5G capabilities. Lowe’s,35 which has home improvement stores in the U.S., Canada, and Mexico, continued to improve its operations and benefited from increased consumer spending on home improvement projects during the pandemic.

[31]	2.38% of net assets.

[32]	1.79% of net assets.

[33]	1.83% of net assets.

[34]	2.28% of net assets.

[35]	1.64% of net assets.

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2020 Annual Shareholder Letter (Unaudited) June 30, 2020	10 of 13

Strong positive performance was slightly offset by the Fund’s exposure to medical device, materials, and consumer staples companies that were negatively affected by reduced demand for their products during the pandemic. For these specific names, we believe demand will eventually recover as the economy returns to more normal conditions. The Fund’s fixed income positions outperformed their benchmark in investment grade corporate, sustainable, and agency bonds, offset by underperformance from mortgage-backed securities and from an underweight in U.S. treasuries. Xylem,36 which provides technology solutions for water, wastewater, and energy, was hurt by weakness in its industrial and commercial end-markets. Cintas,37 whose primary source of revenue is providing uniform rental programs to businesses, saw its shares decline as many of its small and medium-sized customers in the service industry had to shut down during the pandemic. Johnson Controls,38 which provides HVAC, building controls, fire safety, and battery solutions, underperformed due to weakness in its nonresidential businesses. First Horizon National,39 a financial services and banking company focused on the Southeast region, was down along with most banks due to COVID-induced economic uncertainty and margin pressure from lower interest rates. Boston Properties,40 a real estate investment trust that primarily owns office properties, underperformed due to concerns over weakening office market fundamentals from COVID-19 and increased work-from-home trends.

CIO Outlook

In the “creative destruction” that COVID-19 wrought, many industries (e.g., cruise, airline, restaurant, hospitality, oil and gas) have suffered greatly, while others have been beneficiaries (e.g., cloud computing, online commerce, telemedicine, biotechnology). As Satya Nadella, CEO of Microsoft (not a portfolio holding), said, “We have seen two years’ worth of digital transformation in two months.” The combination of massive fiscal stimulus, an accommodative Fed, and accelerated therapeutic development for COVID have rescued the market from the fallout of the pandemic. While multiples appear stretched, in comparison to lofty government bonds, stocks are not irrationally valued. This understanding helps to correct one of the major weaknesses of examining P/E ratios in isolation. Indeed, there is likely more long-term opportunity present today than most investors realize. Disjunctions between pre-COVID and post-COVID create opportunities

[36]	1.31% of net assets.

[37]	0.05% of net assets.

[38]	0.75% of net assets.

[39]	1.12% of net assets.

[40]	0.69% of net assets.

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2020 Annual Shareholder Letter (Unaudited) June 30, 2020	11 of 13

that go far beyond short-term opportunities (such as mask makers). Manufacturing, biotechnology, cloud computing, and logistics are some of the industries likely to reshape our economy for years to come. Particularly during these challenging times, we believe that businesses that serve others and promote human flourishing will be positioned well for the long-term and create compelling value for the broader society and our clients.

Biotechnology has justly received much attention because of COVID-19. We remain hopeful that the U.S. and the world will find ways to overcome this deadly virus. News headlines in the last quarter often contained updates from large pharma and biotech companies pursuing COVID-19 therapeutics. As a society, we have woefully underinvested in infectious diseases—both antibiotics and antivirals—because of complacency, poor reimbursement, and capital going into other fields. We have seen that our testing infrastructure is shaky and our therapeutic preparedness weak. The second quarter was somewhat of a renaissance for biotechnology as investors committed large amounts of capital both into private and public companies. In fact, this was biotech’s all-time best quarter for capital raising. This positive attention is well deserved and important for humanity to flourish in the twenty-first century. We also believe that there are many decades ahead of scientific innovation that could propel healthcare to new levels. We believe that healthcare stocks are currently variegated in their outlook. Some of the COVID-19 vaccine developers look irrationally expensive as many investors have piled in without attention to disciplined valuation. However, companies in other areas of importance (opioid addiction, gene therapy, orphan diseases) look reasonable or even inexpensive. Thus, we advocate careful stock selection because we believe there will be re-rating that occurs in both directions.

The trajectory of continued economic improvement is promising for the rest of the year but not without risks of setbacks from new waves of outbreaks. Markets may remain volatile also from inequalities and imbalances created by the virus as well as from U.S. election results in the fall. We remain hopeful that the U.S. and the world will find ways to overcome COVID-19. We remain focused on high-quality companies creating value for others and trading at a discount to their long-term intrinsic value. We believe that particularly during these challenging times, businesses that focus on serving others and promoting human flourishing will be positioned well for the long-term and create compelling value for the broader society and our clients.

Conclusion

We began this letter with a caution against reductionism. We said that this proclivity leads to pernicious consequences in all facets of life. The news today teaches another lesson with direct relevance to finance. That lesson is: it takes courage to see oneself as not merely passive, but endowed with abilities to effect change. It is easy to watch the news, shrug one’s

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2020 Annual Shareholder Letter (Unaudited) June 30, 2020	12 of 13

shoulders and say, “The West is in moral decline.” There are many people who bemoan and criticize, watching from an armchair as virtues unravel. Similarly, it is easy to be a “passive” investor and allow corporations as they are to shape the future. We at Eventide are here to remind you that investing is ownership and that the owners of a business determine the character of the business. The failings of the media and corporate America are opportunities for investors to right the ship. This takes courage and collaboration in a world trending toward greater passivity and isolation. As we have grown as a firm, we are more excited than ever for our capacity to influence business practice. By partnering with us, you are endeavoring to step outside the status quo and use your investing dollars to labor for a future that is bright.

Grateful for your trust,

Finny Kuruvilla, MD, PhD
Dolores Bamford, CFA

The opinions expressed herein are those of the Funds’ portfolio management team as of 6/30/2020 and are subject to change. There is no guarantee that such views are correct or that the outlook opinions will come to pass. Specific companies mentioned are for performance attribution informational purposes only and should not be construed as buy or sell advice. Reliance upon the views expressed herein is at the sole discretion of the reader.

Mutual funds involve risk including the possible loss of principal. Past performance does not guarantee future results. The Funds’ ethical values screening criteria could cause them to under-perform similar funds that do not have such screening criteria.

The Eventide Dividend Opportunities Fund can have risk related to option investing. Companies in the Utilities sector are subject to interest rate risk and cash flow risk. Companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. Companies in the Industrial Sector carry various risks including, but not limited to, risk related to debt loads, intense competition, and sensitivity to economic cycles. There are unique risks associated with convertible securities, emerging markets, foreign securities, MLPs, preferred stocks, REITs, small cap stocks, securities, and yieldcos that are covered in the Fund’s prospectus and SAI.

The Eventide Gilead Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. The Fund can have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. Companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. Companies in the Industrial Sector carry various risks including, but not limited to, risk related to debt loads, intense competition, and sensitivity to economic cycles. The Fund can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. The Fund can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital

E V E N T I D E F U N D S Annual Report June 30, 2020	15

EVENTIDE FUNDS

2020 Annual Shareholder Letter (Unaudited) June 30, 2020	13 of 13

commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks.

The Eventide Healthcare & Life Sciences Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. The Fund can have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. The Fund can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. The Fund can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks.

Investors in the Eventide Limited-Term Bond Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the Fund being forced to liquidate portfolio securities at disadvantageous prices. Longer term securities may be more sensitive to changes in interest rates. Interest rates are sensitive to changes in inflation, and investing in bonds exposes investors to inflation risk. Bonds may be subject to default, causing loss of invested capital. Fixed income investments may be of any maturity or credit quality, but the Fund’s weighted average effective portfolio duration will not exceed five years. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. There are unique risks associated with convertible securities, credit, emerging markets, foreign securities, interest rates, inverse ETFs, municipal bonds, preferred stocks, REITs, securities, small cap stocks, sovereign debt, and U.S. Agency securities that are covered in the Fund’s prospectus and SAI.

The Eventide Multi-Asset Income Fund can have risk related to option investing. Investors in the Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. Longer term securities may be more sensitive to changes in interest rates. The intermediate-term bond portion of the Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio with an average duration of between two and eight years. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. There are unique risks associated with convertible securities, credit, emerging markets, foreign securities, MLPs, preferred stocks, REITs, securities, small cap stocks, U.S. Agency securities, and yieldcos that are covered in the Fund’s prospectus and SAI.

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the prospectus, which can be obtained at www.eventidefunds.com or by calling 1-877-771-EVEN (3836). Please read the prospectus carefully before investing. Eventide Mutual Funds are distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC, which is not affiliated with Eventide Asset Management, LLC.

4781-NLD-7/27/2020

E V E N T I D E F U N D S Annual Report June 30, 2020	16

EVENTIDE DIVIDEND OPPORTUNITIES FUND

Portfolio Review (Unaudited) June 30, 2020	1 of 2

The Fund’s performance figures1 for each of the periods ended June 30, 2020 compared to its benchmarks:

		Since
	1 Year Return	Inception[2]
Class N	6.60%	4.96%
Class A without load	6.55%	4.87%
Class A with 5.75% load	0.44%	2.64%
Class C	5.78%	4.16%
Class I	6.79%	5.17%
MSCI All-Country World Index[3]	2.11%	4.77%
Russell Midcap Value Index[4]	11.81%	(1.36)%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2020. Per the Fund’s most recent prospectus, total annual Fund expenses including acquired fund fees, are 2.05%, 2.80%, 2.00%, and 1.80% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Eventide Dividend Opportunities Fund commenced operations on 9/29/2017.

3.	The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All-Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Investors cannot invest directly in an index.

4.	The Russell Midcap Value Index measures the performance of the mid-capitalization U.S. equities that exhibit value characteristics. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2020	17

EVENTIDE DIVIDEND OPPORTUNITIES FUND

Portfolio Review (Unaudited) (Continued) June 30, 2020	2 of 2

Holdings by Industry	% of Net Assets
Real Estate Investment Trusts (REITs)	15.6%
Electric	9.2%
Semiconductors	8.1%
Banks	5.7%
Miscellaneous Manufacturing	5.4%
Software	5.4%
Electronics	5.1%
Pharmaceuticals	4.7%
Healthcare-Products	4.6%
Energy-Alternate Sources	3.9%
Other / Cash & Cash Equivalents	32.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2020	18

EVENTIDE GILEAD FUND

Portfolio Review (Unaudited) June 30, 2020	1 of 2

The Fund’s performance figures1 for each of the periods ended June 30, 2020, compared to its benchmarks:

	1 Year	5 Year	10 Year	Since	Since	Since
	Return	Return	Return	Inception [2]	Inception [3]	Inception [4]
Class N	16.66%	12.21%	18.51%	15.60%	N/A	N/A
Class A without load	16.58%	12.15%	18.46%	N/A	17.91%	N/A
Class A with 5.75% load	9.87%	10.82%	17.75%	N/A	17.26%	N/A
Class C	15.71%	11.31%	17.56%	N/A	17.02%	N/A
Class I	16.85%	12.43%	18.74%	N/A	N/A	16.70%
S&P 500 Total Return Index [5]	7.51%	10.73%	13.99%	10.02%	13.08%	12.76%
Russell Midcap Growth Total Return Index [6]	11.91%	11.60%	15.09%	11.18%	14.79%	14.18%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.67%, 2.42%, 1.62% and 1.42% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2020. Per the Fund’s most recent prospectus, total annual Fund expenses, including acquired fund fees, are 1.44%, 2.19%, 1.39%, and 1.19% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Class N commenced operations on July 8, 2008.

3.	Class A and Class C commenced operations on October 28, 2009.

4.	Class I commenced operations on February 2, 2010.

5.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

6.	The Russell Midcap Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2020	19

EVENTIDE GILEAD FUND

Portfolio Review (Unaudited) (Continued) June 30, 2020	2 of 2

Holdings by Industry	% of Net Assets
Software	17.9%
Pharmaceuticals	13.1%
Internet	6.3%
Semiconductors	6.3%
Biotechnology	5.2%
Electronics	5.2%
Building Materials	4.8%
Advertising	3.9%
Computers	3.2%
Energy-Alternate Sources	2.5%
Other / Cash & Cash Equivalents	31.6%
100%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2020	20

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND

Portfolio Review (Unaudited) June 30, 2020	1 of 2

The Fund’s performance figures1 for each of the periods ended June 30, 2020, compared to its benchmarks:

	1 Year Return	5 Year Return	Since Inception[2]
Class N	24.68%	13.25%	23.49%
Class A without load	24.67%	13.19%	23.40%
Class A with 5.75% load	17.48%	11.86%	22.43%
Class C	23.73%	12.37%	22.50%
Class I	24.97%	13.50%	23.73%
S&P 500 Total Return Index[3]	7.51%	10.73%	13.29%
S&P Biotechnology Select Industry Index[4]	27.70%	6.07%	19.82%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.68%, 2.43%, 1.63% and 1.43% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2020. Per the Fund’s most recent prospectus, total annual Fund expenses, including acquired fund fees, are 1.54%, 2.29%, 1.49%, and 1.29% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

3.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

4.	The S&P Biotechnology Select Industry Index is designed to measure the performance of narrow GICS® sub-industries and is comprised of stock in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2020	21

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND

Portfolio Review (Unaudited) (Continued) June 30, 2020	2 of 2

Holdings by Industry	% of Net Assets
Biotechnology	48.4%
Pharmaceuticals	43.9%
Short-Term Investments	3.9%
Healthcare-Products	0.9%
Holding Companies-Diversified	0.8%
Warrants	0.1%
Other / Cash & Cash Equivalents	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2020	22

EVENTIDE LIMITED-TERM BOND FUND

Portfolio Review (Unaudited) June 30, 2020	1 of 2

The Fund’s performance figures1 for each of the periods ended June 30, 2020 compared to its benchmark:

	1 Year Return	5 Year Return	Since Inception[2]	Since Inception[3]
Class N	4.37%	N/A	N/A	5.88%
Class A without load	4.30%	2.43%	2.95%	N/A
Class A with 5.75% load	-1.74%	1.22%	2.34%	N/A
Class C	3.50%	N/A	N/A	5.05%
Class I	4.58%	2.33%	2.49%	N/A
Bloomberg Barclays Intermediate US Aggregate Bond Index[4]	6.60%	3.40%	3.09%	8.04%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower absent the advisor fee waiver. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.80%, 1.55%, 0.75% and 0.55% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2020. Per the Fund’s most recent prospectus, total annual Fund expenses including acquired fund fees, are 1.76%, 2.51%, 1.71% and 1.51% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Class A and Class I commenced operations on July 28, 2010.

3.	Class N and Class C commenced operations on December 14, 2018.

4.	The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2020	23

EVENTIDE LIMITED-TERM BOND FUND

Portfolio Review (Unaudited) (Continued) June 30, 2020	2 of 2

Holdings by Industry	% of Net Assets
U.S. Government Agencies and Obligations	22.8%
Asset Backed Securities	22.7%
Real Estate Investment Trusts (REITS)	8.3%
Banks	7.4%
Diversified Financial Services	5.2%
Insurance	4.6%
Electric	4.2%
Municipal Bonds	3.4%
Semiconductors	3.1%
Computers	2.8%
Other / Cash & Cash Equivalents	15.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2020	24

EVENTIDE MULTI-ASSET INCOME FUND

Portfolio Review (Unaudited) June 30, 2020	1 of 2

The Fund’s performance figures1 for the period ended June 30, 2020, compared to its benchmarks:

	1 Year Return	Since Inception [2]
Class N	7.03%	5.80%
Class A without load	7.07%	5.75%
Class A with 5.75% load	0.95%	4.49%
Class C	6.23%	4.96%
Class I	7.23%	6.00%
MSCI All-Country World Index [3]	2.11%	6.22%
Russell Midcap Value Index [4]	(11.81)%	3.19%
Eventide Multi-Asset Income Blended Index [5]	(1.81)%	3.76%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.07%, 1.82%, 1.02% and 0.82% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2021. Per the Fund’s most recent prospectus, total annual Fund expenses including acquired fund fees, are 1.22%, 1.97%, 1.17%, and 0.97% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

3.	The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All-Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Investors cannot invest directly in an index.

4.	The Russell Midcap Value Index measures the performance of the mid-capitalization U.S. equities that exhibit value characteristics. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

5.	The Eventide Multi-Asset Income Blended Index is comprised of 50% of the Russell Mid Cap Value Index and 50% of the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Eventide Multi-Asset Income Blended Index rebalances its weightings on a monthly frequency. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2020	25

EVENTIDE MULTI-ASSET INCOME FUND

Portfolio Review (Unaudited) (Continued) June 30, 2020	2 of 2

Holdings by Industry	% of Net Assets
Real Estate Investment Trusts (REITS)	12.9%
Asset Backed Securities	11.9%
Electric	8.8%
Banks	6.8%
Software	6.2%
Semiconductors	3.8%
Electronics	3.3%
Miscellaneous Manufacturing	3.1%
U.S. Government Agencies and Obligations	3.1%
Energy-Alternate Sources	2.8%
Other / Cash & Cash Equivalents	37.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2020	26

EVENTIDE DIVIDEND OPPORTUNITIES FUND
Portfolio of Investments June 30, 2020	1 of 3

Shares		Fair Value

	COMMON STOCK - 71.8%
	AUTO PARTS & EQUIPMENT - 1.1%
16,700	Magna International, Inc.	$743,651

	BANKS - 5.7%
141,300	First Horizon National Corp.	1,407,348
12,500	First Republic Bank	1,324,875
37,600	TCF Financial Corp.	1,106,192
		3,838,415
	BUILDING MATERIALS - 1.6%
9,100	Vulcan Materials Co.	1,054,235

	CHEMICALS - 2.0%
2,300	Sherwin-Williams Co.	1,329,055

	COMMERCIAL SERVICES - 1.6%
6,500	Verisk Analytics, Inc.	1,106,300

	DISTRIBUTION/WHOLESALE - 2.6%
6,400	Pool Corp.	1,739,968

	DIVERSIFIED FINANCIAL SERVICES - 1.4%
7,700	Nasdaq, Inc.	919,919

	ELECTRIC - 7.2%
46,100	Algonquin Power & Utilities Corp.	596,534
22,100	CMS Energy Corp.	1,291,082
7,800	NextEra Energy, Inc.	1,873,326
12,600	WEC Energy Group, Inc.	1,104,390
		4,865,332
	ELECTRONICS - 5.1%
29,700	Agilent Technologies, Inc.	2,624,589
2,200	Roper Technologies, Inc.	854,172
		3,478,761
	ENVIORNMENTAL CONTROL - 2.4%
15,300	Waste Management, Inc.	1,620,423

	FOOD - 1.9%
28,000	BellRing Brands, Inc. [1]	558,320
5,600	Lamb Weston Holdings, Inc.	358,008
2,000	McCormick & Co., Inc.	358,820
		1,275,148

	HEALTHCARE-PRODUCTS - 4.6%
10,500	STERIS PLC	1,611,120
12,500	Zimmer Biomet Holdings, Inc.	1,492,000
		3,103,120
	HOME BUILDERS - 3.4%
41,500	DR Horton, Inc.	2,301,175

	MACHINERY-DIVERSIFIED - 0.7%
3,000	IDEX Corp.	474,120

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	27

EVENTIDE DIVIDEND OPPORTUNITIES FUND
Portfolio of Investments (Continued) June 30, 2020	2 of 3

Shares		Fair Value

	COMMON STOCK - 71.8% (Continued)
	MISCELLANEOUS MANUFACTURING - 5.4%
27,400	ITT, Inc.	$1,609,476
23,300	Trane Technologies PLC	2,073,234
		3,682,710
	PHARMACEUTICALS - 3.7%
5,500	Ascendis Pharma A/S - ADR [1]	813,450
4,800	Neurocrine Biosciences, Inc. [1]	585,600
8,100	Zoetis, Inc.	1,110,024
		2,509,074
	RETAIL - 3.1%
15,400	Lowe’s Cos., Inc.	2,080,848

	SEMICONDUCTORS - 8.1%
14,300	Entegris, Inc.	844,415
5,700	KLA Corp.	1,108,536
15,800	Skyworks Solutions, Inc.	2,020,188
18,100	Teradyne, Inc.	1,529,631
		5,502,770
	SOFTWARE - 5.4%
400	Constellation Software, Inc.	452,556
16,400	Dynatrace, Inc. [1]	665,840
11,100	Jack Henry & Associates, Inc.	2,042,733
1,500	MSCI, Inc.	500,730
		3,661,859
	TRANSPORTATION - 2.4%
9,600	Old Dominion Freight Line, Inc.	1,628,064

	WATER - 2.4%
12,800	American Water Works Co., Inc.	1,646,848

	TOTAL COMMON STOCK (Cost $45,075,743)	48,561,795

	LIMITED PARTNERSHIPS - 5.9%
	ELECTRIC - 2.0%
28,900	Brookfield Renewable Partners LP	1,384,310

	ENERGY-ALTERNATIVE SOURCES - 3.9%
51,000	NextEra Energy Partners LP	2,615,280

	TOTAL LIMITED PARTNERSHIPS (Cost $3,590,503)	3,999,590

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 15.6%
16,900	Alexandria Real Estate Equities, Inc.	2,742,025
9,600	Crown Castle International Corp.	1,606,560
2,000	Equinix, Inc.	1,404,600
4,900	Equity LifeStyle Properties, Inc.	306,152
90,100	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,564,246
20,700	Prologis, Inc.	1,931,931
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $9,316,868)	10,555,514

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	28

EVENTIDE DIVIDEND OPPORTUNITIES FUND
Portfolio of Investments (Continued) June 30, 2020	3 of 3

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 2.6%
	BIOTECHNOLOGY - 1.3%
$638,000	Exact Sciences Corp.	1.0000	1/15/25	$874,023

	INVESTMENT COMPANIES - 0.3%
210,000	Calvert Impact Financial, Inc. [2]	1.5000	11/13/20	210,000

	PHARMACEUTICALS - 1.0%
237,000	Neurocrine Biosciences, Inc.	2.2500	5/15/24	396,436
116,000	Sarepta Therapeutics, Inc.	1.5000	11/15/24	266,510
				662,946

	TOTAL CORPORATE BONDS (Cost $1,568,657)			1,746,969

Shares

	SHORT-TERM INVESTMENTS - 2.2%
102,511	Fidelity Investments Money Market Fund - Institutional Class, 0.06% [3]			102,511
1,344,190	First American Government Obligations - Class U, 0.11% [3]			1,344,190
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,446,701)			1,446,701

	TOTAL INVESTMENTS - 98.1% (Cost $60,998,472)			$66,310,569
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%			1,304,527
	TOTAL NET ASSETS - 100.0%			$67,617,762

ADR – American Depositary Receipt

LP – Limited Partnership

PLC – Public Limited Company

1.	Non-Income producing security.

2.	Illiquid security. Total value of all such securities as of June 30, 2020 amounted to $210,000 and represented 0.31% of Total Net Assets.

3.	Interest rate reflects seven-day effective yield on June 30, 2020.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	29

EVENTIDE GILEAD FUND
Portfolio of Investments June 30, 2020	1 of 4

Shares		Fair Value

	COMMON STOCK – 84.5%
	ADVERTISING – 3.9%
300,000	Trade Desk, Inc. [1]	$121,950,000

	AUTO PARTS & EQUIPMENT – 2.3%
537,000	Aptiv PLC	41,843,040
718,000	Magna International, Inc.	31,972,540
		73,815,580
	BIOTECHNOLOGY – 5.2%
600,000	Avrobio, Inc. [1]	10,470,000
602,000	Biohaven Pharmaceutical Holding Co. Ltd. [1]	44,012,220
618,646	Essa Pharma, Inc. [1,2]	3,643,826
1,037,000	Exact Sciences Corp. [1]	90,156,780
450,000	Phathom Pharmaceuticals, Inc. [1]	14,809,500
		163,092,326
	BUILDING MATERIALS – 4.8%
255,000	Lennox International, Inc.	59,412,450
374,000	Trex Co., Inc. [1]	48,646,180
377,000	Vulcan Materials Co.	43,675,450
		151,734,080
	COMMERCIAL SERVICES – 2.0%
639,000	Rollins, Inc.	27,087,210
213,000	Verisk Analytics, Inc.	36,252,600
		63,339,810
	COMPUTERS – 3.2%
987,000	Crowdstrike Holdings, Inc. [1]	98,986,230

	DISTRIBUTION/WHOLESALE – 2.1%
237,000	Pool Corp.	64,433,190

	ELECTRICAL COMPONENTS & EQUIPMENT – 0.9%
280,000	Novanta, Inc. [1]	29,895,600

	ELECTRONICS – 5.2%
91,000	Mettler-Toledo International, Inc. [1]	73,305,050
228,000	Roper Technologies, Inc.	88,523,280
		161,828,330
	ENERGY-ALTERNATE SOURCES – 0.7%
736,000	Atlantica Sustainable Infrastructure PLC	21,417,600

	ENVIRONMENTAL CONTROL – 2.4%
804,000	Waste Connections, Inc.	75,407,160

	FOOD – 0.7%
203,000	Lamb Weston Holdings, Inc.	12,977,790
58,000	McCormick & Co., Inc.	10,405,780
		23,383,570

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	30

EVENTIDE GILEAD FUND
Portfolio of Investments (Continued) June 30, 2020	2 of 4

Shares		Fair Value

	COMMON STOCK – 84.5% (Continued)
	HEALTHCARE-PRODUCTS – 2.3%
176,000	IDEXX Laboratories, Inc. [1]	$58,108,160
25,000	Intuitive Surgical, Inc. [1]	14,245,750
		72,353,910
	HOME BUILDERS – 1.1%
634,000	DR Horton, Inc.	35,155,300

	INTERNET – 6.3%
398,299	Fiverr International Ltd. [1]	29,402,432
108,000	Okta, Inc. [1]	21,624,840
141,837	Palo Alto Networks, Inc. [1]	32,575,704
573,000	Wayfair, Inc. [1]	113,230,530
		196,833,506
	MACHINERY-DIVERSIFIED – 0.7%
359,000	Cognex Corp.	21,439,480

	MISCELLANEOUS MANUFACTURERS – 1.2%
420,000	Trane Technologies PLC	37,371,600

	PHARMACEUTICALS – 10.3%
1,405,000	Aimmune Therapeutics, Inc. [1]	23,477,550
1,123,000	Ascendis Pharma A/S – ADR [1]	166,091,700
1,344,376	Collegium Pharmaceutical, Inc. [1]	23,526,580
590,602	Entasis Therapeutics Holdings, Inc. [1,2,3]	1,660,773
206,000	GW Pharmaceuticals PLC – ADR [1]	25,280,320
416,512	Sarepta Therapeutics, Inc. [1]	66,783,534
654,492	Zogenix, Inc. [1]	17,677,829
		324,498,286
	RETAIL – 2.4%
565,000	Lowe’s Cos., Inc.	76,342,800

	SEMICONDUCTORS – 6.3%
172,000	ASML Holding NV – ADR	63,301,160
450,000	Inphi Corp. [1]	52,875,000
201,000	Lam Research Corp.	65,015,460
117,400	Skyworks Solutions, Inc.	15,010,764
		196,202,384
	SOFTWARE – 17.9%
329,000	Datadog, Inc. [1]	28,606,550
1,808,000	Dynatrace, Inc. [1]	73,404,800
1,151,000	Five9, Inc. [1]	127,381,170
232,000	HubSpot, Inc. [1]	52,049,200
86,000	MongoDB, Inc. [1]	19,465,240
155,000	RingCentral, Inc. [1]	44,176,550
1,113,000	Smartsheet, Inc. [1]	56,673,960
380,000	Splunk, Inc. [1]	75,506,000
386,000	Twilio, Inc. [1]	84,696,120
		561,959,590

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	31

EVENTIDE GILEAD FUND
Portfolio of Investments (Continued) June 30, 2020	3 of 4

Shares					Fair Value

	COMMON STOCK – 84.5% (Continued)
	TELECOMMUNICATIONS – 0.5%
267,000	Ciena Corp. [1]				$14,460,720

	TRANSPORTATION – 2.1%
290,000	Old Dominion Freight Line, Inc.				49,181,100
220,000	XPO Logistics, Inc. [1]				16,995,000
					66,176,100

	TOTAL COMMON STOCK (Cost $1,535,303,405)				2,652,077,152

	CONTINGENT VALUE RIGHTS – 0.1%
	PHARMACEUTICALS – 0.1%
3,982,940	Peloton Therapeutics, Inc - CVR [1,2,3,4,6]				3,424,532
	CONTINGENT VALUE RIGHTS (Cost $0)				3,424,532

	LIMITED PARTNERSHIPS – 3.1%
	ELECTRIC – 1.3%
824,000	Brookfield Renewable Partners LP				39,469,600

	ENERGY-ALTERNATIVE SOURCES – 1.8%
1,135,000	NextEra Energy Partners LP				58,202,800

	TOTAL LIMITED PARTNERSHIPS (Cost $73,947,360)				97,672,400

	PREFERRED STOCK – 2.7%
	PHARMACEUTICALS – 2.7%
179,406	Beta Bionic Series B/B2 [1,2,3,4,6]				27,269,712
1,015,908	Pliant Therapeutics Series B [1,2,3,5,6]				31,327,555
534,984	Pliant Therapeutics Series C [1,2,3,5,6]				16,497,301
1,941,748	Praxis Precision Medicine [1,2,3,4,6]				9,500,002
	TOTAL PREFERRED STOCK (Cost $54,400,031)				84,594,570

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.8%
235,000	Crown Castle International Corp.				39,327,250
635,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.				18,072,100
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $30,087,774)				57,399,350

Par Value			Coupon Rate (%)	Maturity
	CORPORATE BONDS - 1.0%
$15,000,000	Calvert Impact Capital, Inc. [2]		1.5000	11/13/20	15,000,000
15,000,000	Calvert Impact Capital, Inc. [2]		1.7500	11/15/21	15,000,000
	TOTAL CORPORATE BONDS (Cost $30,000,000)				30,000,000

			Expiration Date -
Contracts [7]		Counterparty	Exercise Price	Notional Value
	PUT OPTIONS PURCHASED - 0.1% [1,8]
1,200	iShares Expanded Tech-Software	Interactive Broker	8/21/2020 - $210	$25,200,000	87,000
900	iShares Expanded Tech-Software	Interactive Broker	11/20/2020 - $210	18,900,000	432,000
3,900	iShares Expanded Tech-Software	Interactive Broker	11/20/2020 - $240	93,600,000	3,666,000
	TOTAL PUT OPTIONS PURCHASED (Cost $6,702,200)				4,185,000

	SHORT-TERM INVESTMENTS - 0.4%
10,796,935	Fidelity Investments Money Market Fund - Institutional Class, 0.06% [9]				10,796,935
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,796,935)				10,796,935

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	32

EVENTIDE GILEAD FUND
Portfolio of Investments (Continued) June 30, 2020	4 of 4

Fair Value

TOTAL INVESTMENTS - 93.7% (Cost $1,741,237,705)	2,940,149,939
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.3%	197,212,667
TOTAL NET ASSETS - 100.0%	$3,137,362,606

ADR - American Depositary Receipt

CVR – Contingent Value Rights

LP - Limited Partnership

PLC - Public Limited Company

1.	Non-Income producing security.

2.	Illiquid security. Total value of all such securities as of June 30, 2020 amounted to $123,323,701 and represented 3.93% of Total Net Assets.

3.	Restricted security. See Note 6 for additional details.

4.	Security fair valued as of June 30, 2020 in accordance with the procedures approved by the Board of Trustees. Total value of all such securities as June 30, 2020 amounted to $40,194,246, which represents approximately 1.28% of net assets of the Fund.

5.	Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this company.

6.	Private investment.

7.	Each contract is equivalent to 100 shares of the underlying common stock.

8.	Cash Collateral held at broker.

9.	Interest rate reflects seven-day effective yield on June 30, 2020.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	33

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Portfolio of Investments June 30, 2020	1 of 3

Shares		Fair Value

	COMMON STOCK - 86.7%
	BIOTECHNOLOGY - 48.4%
142,900	Acceleron Pharma, Inc. [1]	$13,614,083
150,000	ADC Therapeutics SA [1]	7,021,500
160,000	Allakos, Inc. [1]	11,497,600
264,000	Argenx SE - ADR [1]	59,460,720
1,305,307	AvroBio, Inc. [1]	22,777,607
1,543,000	BELLUS Health, Inc. [1]	15,877,470
1,181,761	BioHaven Pharmaceutical Holding Co. Ltd. [1]	86,398,547
462,000	Blueprint Medicines Corp. [1]	36,036,000
480,514	Celldex Therapeutics, Inc. [1]	6,246,682
175,000	ChemoCentryx, Inc. [1]	10,069,500
1,347,000	Crinetics Pharmaceuticals, Inc. [1]	23,599,440
243,000	Deciphera Pharmaceuticals, Inc. [1]	14,511,960
1,391,522	Essa Pharma, Inc. [1,2,3]	8,196,066
703,000	Exact Sciences Corp. [1]	61,118,820
625,950	Immunovant, Inc. [1]	15,241,883
901,077	Karuna Therapeutics, Inc. [1]	100,434,043
2,359,646	Magenta Therapeutics, Inc. [1]	17,720,941
301,000	Mirati Therapeutics, Inc. [1]	34,365,170
550,000	Pliant Therapeutics, Inc. [1]	17,853,000
30,900	Regeneron Pharmaceuticals, Inc. [1]	19,270,785
1,550,000	Rocket Pharmaceuticals, Inc. [1]	32,441,500
983,382	Satsuma Pharmaceuticals, Inc. [1,3]	28,282,066
102,500	Seattle Genetics, Inc. [1]	17,416,800
492,500	Syndax Pharmaceuticals, Inc. [1]	7,298,850
2,547,000	Trillium Therapeutics, Inc. [1]	20,605,230
383,000	Turning Point Therapeutics, Inc. [1]	24,737,970
930,000	Veracyte, Inc. [1]	24,087,000
45,500	Vertex Pharmaceuticals, Inc. [1]	13,209,105
300,000	Xencor, Inc. [1]	9,717,000
1,274,100	Xenon Pharmaceuticals, Inc. [1]	15,977,214
320,000	Zentalis Pharmaceuticals, Inc. [1]	15,366,400
		790,450,952
	HEALTHCARE-PRODUCTS - 0.9%
119,000	Repligen Corp. [1]	14,709,590

	HOLDING COMPANIES-DIVERSIFIED - 0.8%
800,000	ARYA Sciences Acquisition Corp. [1]	12,592,000

	PHARMACEUTICALS - 36.6%
575,000	89bio, Inc. [1]	11,459,750
1,788,117	Aimmune Therapeutics, Inc. [1]	29,879,435
230,000	Arvinas, Inc. [1]	7,714,200
575,648	Ascendis Pharma A/S - ADR [1]	85,138,339
964,000	Chiasma, Inc. [1]	5,186,320
1,083,600	Collegium Pharmaceutical, Inc. [1]	18,963,000
213,000	Eidos Therapeutics, Inc. [1]	10,153,710
288,939	Entasis Therapeutics Holdings, Inc. [1,2,4]	812,497
1,120,000	Fennec Pharmaceuticals, Inc. [1]	9,352,000

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	34

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Portfolio of Investments (Continued) June 30, 2020	2 of 3

Shares		Fair Value

	COMMON STOCK - 86.7% (Continued)
	PHARMACEUTICALS - 36.6% (Continued)
51,000	Galapagos NV - ADR [1]	10,061,790
535,000	Global Blood Therapeutics, Inc. [1]	33,774,550
230,000	GW Pharmaceuticals PLC - ADR [1]	28,225,600
3,450,000	Kala Pharmaceuticals, Inc. [1,3]	36,259,500
1,680,000	KalVista Pharmaceuticals, Inc. [1,3]	20,328,000
1,212,000	Momenta Pharmaceuticals, Inc. [1]	40,323,240
621,000	MyoKardia, Inc. [1]	60,001,020
353,000	Neurocrine Biosciences, Inc. [1]	43,066,000
579,488	Sarepta Therapeutics, Inc. [1]	92,915,106
1,985,975	Sutro Biopharma, Inc. [1,3]	15,411,166
500,000	uniQure NV [1]	22,530,000
556,808	Zogenix, Inc. [1]	15,039,384
		596,594,607

	TOTAL COMMON STOCK (Cost $894,158,528)	1,414,347,149

	CONTINGENT VALUE RIGHTS – 0.1%
	PHARMACEUTICALS – 0.1%
1,528,871	Peloton Therapeutics, Inc - CVR [1,2,4,5,6]	1,314,523
	CONTINGENT VALUE RIGHTS (Cost $0)	1,314,523

	PREFERRED STOCK - 7.2%
	PHARMACEUTICALS - 7.2%
7,031,359	Annexon, Inc. [1,2,4,5,6]	9,499,999
122,828	Beta Bionic Series B/B2 [1,2,4,5,6]	18,669,856
7,720,588	Freeline Therapeutics Ltd. [1,2,4,5,6]	14,962,500
5,000,000	Goldfinch Biopharma, Inc. Series A [1,2,3,4,5,6]	5,600,000
8,474,576	Goldfinch Biopharma, Inc. Series B [1,2,3,4,5,6]	9,491,525
507,954	Pliant Therapeutics Series B [1,2,4,6]	15,663,777
229,279	Pliant Therapeutics Series C [1,2,4,6]	7,070,277
1,941,748	Praxis Precision Medicines, Inc. [1,2,4,5,6]	9,500,002
594,705	Zentalis Pharmaceuticals LLC [1,2,4]	27,129,847
	TOTAL PREFERRED STOCK (Cost $85,250,025)	117,587,783

	WARRANTS - 0.1%
400,000	ARYA Sciences Acquisition Corp. [1]	2,140,000
	TOTAL WARRENTS (Cost $1,073,048)	2,140,000

	SHORT-TERM INVESTMENTS - 3.9%
3,116,404	Fidelity Investments Money Market Fund - Institutional Class, 0.06% [7,8]	3,116,404
60,622,920	First American Government Obligations - Class U, 0.11% [7]	60,622,920
	TOTAL SHORT-TERM INVESTMENTS (Cost $63,739,324)	63,739,324

	TOTAL INVESTMENTS - 98.0% (Cost $1,044,220,925)	$1,599,128,779
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%	32,546,285
	TOTAL NET ASSETS - 100.0%	$1,631,675,064

ADR - American Depositary Receipt

CVR – Contingent Value Rights

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	35

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Portfolio of Investments (Continued) June 30, 2020	3 of 3

LLC - Limited Liability Company

PLC - Public Limited Company

1.	Non-Income producing security.

2.	Illiquid security. Total value of all such securities as of June 30, 2020 amounted to $127,910,869 and represented 7.84% of Total Net Assets.

3.	Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this company.

4.	Restricted security. See Note 6 for additional details.

5.	Security fair valued as of June 30, 2020 in accordance with the procedures approved by the Board of Trustees. Total value of all such securities June 30, 2020 amounted to $69,038,405, which represents approximately 4.23% of net assets of the Fund.

6.	Private investment.

7.	Interest rate reflects seven-day effective yield on June 30, 2020.

8.	Collateral held at broker.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	36

EVENTIDE LIMITED-TERM BOND FUND
Portfolio of Investments June 30, 2020	1 of 5

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 46.1%
	BANKS - 7.4%
$1,475,000	Bank of America Corp., Quarterly US LIBOR +0.63% [1]	3.4990	5/17/22	$1,511,083
1,100,000	First Horizon National Corp.	3.5500	5/26/23	1,133,688
1,150,000	Huntington Bancshares, Inc.	4.0000	5/15/25	1,304,119
1,250,000	Regions Financial Corp.	2.2500	5/18/25	1,310,552
650,000	SVB Financial Group	3.5000	1/29/25	688,036
				5,947,478
	BIOTECHNOLOGY - 0.7%
565,000	Celgene Corp.	3.2500	2/20/23	594,626

	COMPUTERS - 2.8%
1,450,000	Apple, Inc.	2.8500	2/23/23	1,540,361
650,000	NetApp, Inc.	3.3000	9/29/24	701,608
				2,241,969
	DIVERSIFIED FINANCIAL SERVICES - 5.2%
250,000	Eaton Vance Corp.	3.5000	4/6/27	274,656
350,000	Eaton Vance Corp.	3.6250	6/15/23	375,194
650,000	Intercontinental Exchange, Inc.	4.0000	10/15/23	719,576
1,000,000	Lazard Group LLC	3.7500	2/13/25	1,063,123
400,000	Legg Mason, Inc.	3.9500	7/15/24	430,914
200,000	Legg Mason, Inc.	4.7500	3/15/26	226,621
650,000	Nasdaq, Inc.	4.2500	6/1/24	719,870
300,000	Stifel Financial Corp.	4.2500	7/18/24	319,016
				4,128,970
	ELECTRIC - 4.2%
1,039,000	Avangrid, Inc.	3.1500	12/1/24	1,123,043
250,000	CMS Energy Corp.	3.6000	11/15/25	272,411
360,000	CMS Energy Corp.	3.8750	3/1/24	386,881
500,000	Florida Power & Light Co.	3.1250	12/1/25	556,623
250,000	NextEra Energy Capital Holdings, Inc.	1.9500	9/1/22	257,309
725,000	NextEra Energy Capital Holdings, Inc.	3.1500	4/1/24	787,734
				3,384,001
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
400,000	Emerson Electric Co.	2.6250	12/1/21	412,057

	ELECTRONICS - 1.4%
1,000,000	Roper Technologies, Inc.	3.6500	9/15/23	1,087,992

	ENVIRONMENTAL CONTROL - 0.9%
650,000	Waste Management, Inc.	3.1250	3/1/25	710,263

	INSURANCE - 4.6%
650,000	Aflac, Inc.	2.8750	10/15/26	706,922
1,000,000	Brown & Brown, Inc.	4.2000	9/15/24	1,084,921
250,000	Old Republic International Corp.	4.8750	10/1/24	270,683
750,000	Primerica, Inc.	4.7500	7/15/22	807,498
750,000	Reinsurance Group of America, Inc.	3.9500	9/15/26	831,800
				3,701,824

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	37

EVENTIDE LIMITED-TERM BOND FUND
Portfolio of Investments (Continued) June 30, 2020	2 of 5

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 46.1% (Continued)
	INTERNET - 1.4%
$1,075,000	E*TRADE Financial Corp.	2.9500	8/24/22	$1,120,207

	PHARMACEUTICALS - 0.9%
700,000	Zoetis, Inc.	3.2500	2/1/23	739,380

	PIPELINES - 0.5%
400,000	ONEOK, Inc.	4.2500	2/1/22	413,779

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 8.3%
500,000	Alexandria Real Estate Equities, Inc.	3.8000	4/15/26	561,747
650,000	American Tower Corp.	3.3750	5/15/24	706,587
550,000	Boston Properties LP	3.1250	9/1/23	582,395
500,000	Crown Castle International Corp.	1.3500	7/15/25	504,165
500,000	Crown Castle International Corp.	5.2500	1/15/23	556,580
450,000	CubeSmart LP	4.8000	7/15/22	475,235
900,000	Digital Realty Trust LP	3.9500	7/1/22	954,198
650,000	HAT Holdings I LLC / HAT Holdings II LLC	5.2500	7/15/24	664,287
1,000,000	Highwoods Realty LP	3.6250	1/15/23	1,038,175
400,000	Kimco Realty Corp.	3.2000	5/1/21	405,398
200,000	Prologis LP	3.7500	11/1/25	229,837
				6,678,604
	RETAIL - 2.0%
450,000	AutoZone, Inc.	2.8750	1/15/23	465,328
250,000	AutoZone, Inc.	3.2500	4/15/25	272,836
450,000	Lowe’s Cos., Inc.	3.1200	4/15/22	468,412
350,000	O’Reilly Automotive, Inc.	3.8500	6/15/23	368,770
				1,575,346
	SEMICONDUCTORS - 3.1%
225,000	KLA Corp.	4.6500	11/1/24	258,188
574,000	Lam Research Corp.	3.8000	3/15/25	646,514
700,000	Micron Technology, Inc.	4.6400	2/6/24	772,090
500,000	NVIDIA Corp.	2.2000	9/16/21	510,049
250,000	NVIDIA Corp.	3.2000	9/16/26	283,568
				2,470,409
	TELECOMMUNICATIONS - 0.9%
650,000	Juniper Networks, Inc.	4.5000	3/15/24	720,659

	TRANSPORTATION - 1.3%
400,000	JB Hunt Transport Services, Inc.	3.3000	8/15/22	415,431
329,000	JB Hunt Transport Services, Inc.	3.8500	3/15/24	350,679
250,000	Kansas City Southern	3.8500	11/15/23	257,267
				1,023,377

	TOTAL CORPORATE BONDS (Cost $36,081,550)			36,950,941

	MUNICIPAL BONDS - 3.4%
	CALIFORNIA - 0.7%
575,000	California Municipal Finance Authority	1.4860	11/1/22	575,845

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	38

EVENTIDE LIMITED-TERM BOND FUND
Portfolio of Investments (Continued) June 30, 2020	3 of 5

Par Value		Coupon Rate (%)	Maturity	Fair Value

	MUNICIPAL BONDS - 3.4% (Continued)
	DELAWARE - 0.0%
$35,000	Delaware State Housing Authority	2.7500	12/1/41	35,783

	MARYLAND - 0.2%
145,000	Maryland Community Development Administration	3.2420	9/1/48	149,109

	MASSACHUSETTS - 0.2%
20,000	Massachusetts Housing Finance Agency	3.2790	12/1/20	20,156
140,000	Massachusetts Housing Finance Agency	4.0000	6/1/39	149,062
				169,218
	NEW YORK - 1.0%
500,000	New York City Housing Development Corp.	1.9300	2/1/25	511,550
250,000	New York State Housing Finance Agency	2.2000	11/1/24	253,735
				765,285
	OREGON - 1.3%
200,000	State of Oregon	0.5020	5/1/22	200,182
200,000	State of Oregon	0.6550	5/1/23	200,394
300,000	State of Oregon	0.7950	5/1/24	300,588
300,000	State of Oregon	0.8950	5/1/25	300,981
				1,002,145

	TOTAL MUNICIPAL BONDS (Cost $2,670,703)			2,697,385

	AGENCY COLLATERAL CMO - 2.2%
139,608	Fannie Mae Interest Strip	3.0000	11/25/42	152,238
7,095	Fannie Mae REMICS	2.0000	7/25/37	7,091
31,333	Fannie Mae REMICS	2.5000	12/25/28	32,368
224,008	Fannie Mae REMICS	3.0000	8/25/36	238,583
250,000	Fannie Mae REMICS	3.0000	12/25/40	267,876
318,153	Fannie Mae REMICS	3.0000	10/25/42	338,201
163,476	Fannie Mae REMICS	3.5000	10/25/42	178,849
55,221	Freddie Mac REMICS	2.2500	2/15/28	56,850
162,699	Freddie Mac REMICS	3.0000	12/15/44	174,058
232,038	Freddie Mac REMICS	3.0000	6/15/46	242,696
92,578	Government National Mortgage Association	3.5000	7/20/23	95,722
	TOTAL AGENCY COLLATERAL CMO (Cost $1,700,789)			1,784,532

	ASSET BACKED SECURITIES - 22.7%
993,172	Fannie Mae Pool	2.0000	5/1/35	1,028,592
1,500,000	Fannie Mae Pool	2.0000	7/1/35	1,553,497
1,000,000	Fannie Mae Pool	2.2700	9/1/26	1,065,916
719,434	Fannie Mae Pool	2.5200	4/1/23	748,623
477,490	Fannie Mae Pool	2.5200	12/1/26	512,619
54,000	Fannie Mae Pool, H15T1Y +2.18% [2]	2.5200	6/1/36	54,038
250,000	Fannie Mae Pool	2.6000	9/1/24	265,026
1,707,947	Fannie Mae Pool	2.6700	1/1/25	1,828,237
680,000	Fannie Mae Pool	2.7000	12/1/24	723,059
984,410	Fannie Mae Pool	2.7100	7/1/26	1,063,033
500,000	Fannie Mae Pool	2.7300	2/1/25	541,550

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	39

EVENTIDE LIMITED-TERM BOND FUND
Portfolio of Investments (Continued) June 30, 2020	4 of 5

Par Value		Coupon Rate (%)	Maturity	Fair Value

	ASSET BACKED SECURITIES - 22.7% (Continued)
$394,569	Fannie Mae Pool	2.9000	5/1/27	437,447
190,000	Fannie Mae Pool	2.9000	12/1/27	212,016
136,883	Fannie Mae Pool	3.0000	6/1/36	145,007
149,040	Fannie Mae Pool	3.0000	5/1/46	157,995
1,280	Fannie Mae Pool, Monthly US LIBOR +1.53% [2]	3.4630	9/1/38	1,289
1,267,068	Fannie Mae Pool, Monthly US LIBOR +1.91% [2]	3.6040	12/1/35	1,307,724
12,858	Fannie Mae Pool, H15T1Y +2.20% [2]	3.9170	3/1/38	13,089
150,000	Fannie Mae Pool	3.9400	7/1/21	154,051
15,265	Fannie Mae Pool, Monthly US LIBOR +1.89% [2]	3.9900	7/1/36	16,205
9,336	Fannie Mae Pool, Monthly US LIBOR +1.67% [2]	4.4190	6/1/36	9,685
2,166	Fannie Mae Pool, H15T1Y +2.17% [2]	4.5450	8/1/34	2,176
1,101,033	Fannie Mae Pool	5.5000	11/1/25	1,142,561
1,645,300	Freddie Mac Pool	2.0000	7/1/30	1,710,404
994,676	Freddie Mac Pool	2.0000	6/1/35	1,030,150
150,240	Freddie Mac Gold Pool	3.0000	5/1/46	159,253
121,452	Freddie Mac Gold Pool	3.5000	5/1/46	129,586
605,262	Freddie Mac Non Gold Pool, Monthly US LIBOR +1.64% [2]	2.6730	7/1/47	625,410
1,255,619	Freddie Mac Non Gold Pool, Monthly US LIBOR +1.62% [2]	2.8390	11/1/46	1,306,447
629	Freddie Mac Non Gold Pool, Monthly US LIBOR +1.75% [2]	3.5000	5/1/38	635
1,371	Freddie Mac Non Gold Pool, H15T1Y +2.16% [2]	3.9080	1/1/24	1,385
2,769	Freddie Mac Non Gold Pool, H15T1Y +2.42% [2]	4.0970	1/1/24	2,789
9,308	Freddie Mac Non Gold Pool, H15T1Y +2.10% [2]	4.4700	9/1/22	9,334
655	Ginnie Mae I Pool	6.5000	1/15/24	721
55	Ginnie Mae I Pool	6.5000	4/15/26	61
74	Ginnie Mae I Pool	7.0000	9/15/23	78
5,826	Ginnie Mae I Pool	7.0000	4/15/28	5,984
449	Ginnie Mae I Pool	7.5000	12/15/23	455
10,903	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.0000	1/20/23	11,134
8,290	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.0000	1/20/24	8,520
1,646	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.0000	2/20/24	1,692
1,621	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.0000	3/20/24	1,662
9,758	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.0000	2/20/25	10,094
22,414	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.0000	1/20/32	23,524
2,547	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.1250	10/20/22	2,565
6,475	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.1250	12/20/24	6,587
3,034	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.1250	12/20/32	3,186
26,967	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.1250	10/20/34	28,384
2,120	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.2500	7/20/23	2,171
2,123	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.2500	8/20/23	2,176
4,461	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.2500	9/20/24	4,566
1,997	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.2500	7/20/25	2,063
9,566	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.2500	9/20/30	9,650
20,712	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.2500	7/20/31	21,713
20,866	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.2500	7/20/36	20,968
15,630	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.2500	8/20/41	16,365
938	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.8750	4/20/24	943
2,057	Ginnie Mae II Pool, H15T1Y +1.50% [2]	3.8750	5/20/24	2,118

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	40

EVENTIDE LIMITED-TERM BOND FUND
Portfolio of Investments (Continued) June 30, 2020	5 of 5

Par Value		Coupon Rate (%)	Maturity	Fair Value

	ASSET BACKED SECURITIES - 22.7% (Continued)
	TOTAL ASSET BACKED SECURITIES (Cost $17,821,153)			18,146,208

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.2%
115,697	Freddie Mac Multifamily Structured Pass Through Certificates	1.5830	4/25/22	116,763
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $115,338)			116,763

	U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 22.8%
1,000,000	Federal Agricultural Mortgage Corp.	1.6200	9/4/25	1,053,713
300,000	Federal Agricultural Mortgage Corp.	1.8500	9/16/22	300,820
400,000	Federal Agricultural Mortgage Corp.	2.0400	6/21/24	426,493
250,000	Federal Agricultural Mortgage Corp.	2.1000	6/6/22	259,053
400,000	Federal Agricultural Mortgage Corp.	2.5000	1/30/23	422,632
250,000	Federal Agricultural Mortgage Corp.	2.6800	2/1/22	259,238
250,000	Federal Agricultural Mortgage Corp.	2.8900	4/29/22	261,484
250,000	Federal Agricultural Mortgage Corp.	3.0000	2/23/27	286,218
1,000,000	Federal Farm Credit Banks Funding Corp.	1.2100	3/3/25	1,035,248
200,000	Federal Farm Credit Banks Funding Corp.	1.4000	10/15/21	203,130
1,000,000	Federal Farm Credit Banks Funding Corp.	1.5500	1/10/23	1,031,978
400,000	Federal Farm Credit Banks Funding Corp.	1.5900	12/10/21	402,314
1,000,000	Federal Farm Credit Banks Funding Corp.	1.6000	2/10/23	1,005,851
1,000,000	Federal Farm Credit Banks Funding Corp.	1.6400	4/9/21	1,000,275
300,000	Federal Farm Credit Banks Funding Corp.	1.7100	12/16/22	301,161
1,500,000	Federal Farm Credit Banks Funding Corp.	1.9200	8/4/25	1,510,050
300,000	Federal Farm Credit Banks Funding Corp.	2.3500	2/12/21	303,925
300,000	Federal Farm Credit Banks Funding Corp.	2.4000	9/21/26	333,545
210,000	Federal Farm Credit Banks Funding Corp.	2.8300	9/7/21	216,584
1,000,000	Federal Home Loan Mortgage Corp.	1.7500	10/17/22	1,000,488
1,000,000	Federal Home Loan Mortgage Corp.	1.7500	1/22/24	1,006,668
325,000	Federal Home Loan Mortgage Corp.	1.7500	9/4/24	327,750
1,000,000	Federal Home Loan Mortgage Corp.	1.7500	2/18/25	1,006,325
1,000,000	Federal Home Loan Mortgage Corp.	1.8500	7/6/23	1,000,212
1,000,000	Federal Home Loan Mortgage Corp.	1.9000	1/17/24	1,000,624
1,000,000	Federal Home Loan Mortgage Corp.	1.9000	1/15/25	1,006,745
750,000	Federal Home Loan Mortgage Corp.	2.3750	1/13/22	775,120
500,000	Federal National Mortgage Association	2.1250	4/24/26	545,189
	TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $17,946,278)			18,282,833

	TOTAL INVESTMENTS - 97.4% (Cost $76,335,811)			$77,978,662
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.6%			2,114,836
	TOTAL NET ASSETS - 100.0%			$80,093,498

H15T1Y - U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year

LLC - Limited Liability Company

LP - Limited Partnership

REMICS - Real Estate Mortgage Investment Conduits

1.	Variable rate, rate shown represents the rate at June 30, 2020.

2.	Floating rate, rate shown represents the rate at June 30, 2020.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	41

EVENTIDE MULTI-ASSET INCOME FUND
Portfolio of Investments June 30, 2020	1 of 6

Shares		Fair Value

	COMMON STOCK - 35.0%
	BANKS - 3.7%
182,900	First Horizon National Corp.	$1,821,684
19,700	First Republic Bank	2,088,003
55,600	TCF Financial Corp.	1,635,752
		5,545,439
	BUILDING MATERIALS - 1.0%
12,300	Vulcan Materials Co.	1,424,955

	CHEMICALS - 1.0%
2,600	Sherwin-Williams Co.	1,502,410

	DISTRIBUTION/WHOLESALE - 1.1%
5,800	Pool Corp.	1,576,846

	ELECTRIC - 5.0%
102,100	Algonquin Power & Utilities Corp.	1,321,174
31,000	CMS Energy Corp.	1,811,020
11,300	NextEra Energy, Inc.	2,713,921
18,300	WEC Energy Group, Inc.	1,603,995
		7,450,110
	ELECTRONICS - 2.7%
35,700	Agilent Technologies, Inc.	3,154,809
2,200	Roper Technologies, Inc.	854,172
		4,008,981
	ENVIRONMENTAL CONTROL - 1.5%
20,500	Waste Management, Inc.	2,171,155

	HEALTHCARE-PRODUCTS - 1.6%
8,700	STERIS PLC	1,334,928
8,700	Zimmer Biomet Holdings, Inc.	1,038,432
		2,373,360
	HOME BUILDERS - 2.0%
54,700	DR Horton, Inc.	3,033,115

	MACHINERY-DIVERSIFIED - 0.5%
4,400	IDEX Corp.	695,376

	MISCELLANEOUS MANUFACTURING - 3.1%
34,800	ITT, Inc.	2,044,152
28,700	Trane Technologies PLC	2,553,726
		4,597,878
	PHARMACEUTICALS - 1.1%
5,700	Ascendis Pharma A/S - ADR [1]	843,030
6,100	Zoetis, Inc.	835,944
		1,678,974
	RETAIL - 1.8%
19,500	Lowe’s Companies, Inc.	2,634,840

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	42

EVENTIDE MULTI-ASSET INCOME FUND
Portfolio of Investments (Continued) June 30, 2020	2 of 6

Shares		Fair Value

	COMMON STOCK - 35.0% (Continued)
	SEMICONDUCTORS - 3.8%
7,700	KLA Corp. [1]	$1,497,496
15,000	Skyworks Solutions, Inc.	1,917,900
26,500	Teradyne, Inc.	2,239,515
		5,654,911
	SOFTWARE - 2.8%
25,100	Dynatrace, Inc. [1]	1,019,060
13,200	Jack Henry & Associates, Inc.	2,429,196
2,100	MSCI, Inc.	701,022
		4,149,278
	TRANSPORTATION - 1.2%
10,600	Old Dominion Freight Line, Inc.	1,797,654

	WATER - 1.1%
12,300	American Water Works Co., Inc.	1,582,518

	TOTAL COMMON STOCK (Cost $47,141,460)	51,877,800

	LIMITED PARTNERSHIPS - 4.5%
	ELECTRIC - 2.0%
63,300	Brookfield Renewable Partners LP	3,032,070

	ENERGY-ALTERNATIVE SOURCES - 2.5%
72,100	NextEra Energy Partners LP	3,697,288

	TOTAL LIMITED PARTNERSHIPS (Cost $5,032,435)	6,729,358

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 9.5%
16,300	Alexandria Real Estate Equities, Inc.	2,644,675
18,800	Crowne Castle International Corp.	3,146,180
3,300	Equinix, Inc.	2,317,590
114,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,244,440
29,900	Prologis, Inc.	2,790,567
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $11,354,316)	14,143,452

Par Value		Coupon Rate (%)	Maturity

	CORPORATE BONDS - 27.5%
	AUTO PARTS & EQUIPMENT- 0.4%
$570,000	BorgWarner, Inc.	2.6500	7/1/27	585,729

	BANKS - 3.1%
1,125,000	Bank of America Corp., Quarterly US LIBOR +0.63% [2]	3.4990	5/17/22	1,152,521
290,000	First Horizon National Corp.	3.5000	12/15/20	292,290
650,000	First Horizon National Corp.	3.5500	5/26/23	669,907
814,000	Huntington Bancshares, Inc.	4.0000	5/15/25	923,089
925,000	Regions Financial Corp.	2.2500	5/18/25	969,809
250,000	SCE Federal Credit Union, FCPR DLY -2.50% [2,3]	1.0000	7/24/23	250,429
325,000	Toronto-Dominion Bank	1.8500	9/11/20	325,977
				4,584,022

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	43

EVENTIDE MULTI-ASSET INCOME FUND
Portfolio of Investments (Continued) June 30, 2020	3 of 6

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 27.5% (Continued)
	BIOTECHNOLOGY - 1.6%
$1,773,000	Exact Sciences Corp.	1.0000	1/15/25	$2,428,906

	BUILDING MATERIALS - 1.1%
400,000	BMC East LLC [4]	5.5000	10/1/24	404,458
575,000	Louisiana-Pacific Corp.	4.8750	9/15/24	581,529
425,000	Masonite International Corp. [4]	5.7500	9/15/26	439,263
265,000	Vulcan Materials Co., Quarterly US LIBOR +0.65% [5]	1.0000	3/1/21	263,598
				1,688,848
	COMMERCIAL SERVICES - 1.4%
500,000	Ashtead Capital, Inc. [4]	4.1250	8/15/25	511,250
1,000,000	Local Initiatives Support Corp.	3.0050	3/1/22	1,024,717
450,000	United Rentals North America, Inc.	5.8750	9/15/26	472,102
				2,008,069
	COMPUTERS - 0.8%
1,100,000	Apple, Inc.	2.8500	2/23/23	1,168,550

	DIVERSIFIED FINANCIAL SERVICES - 0.8%
340,000	Eaton Vance Corp.	3.6250	6/15/23	364,474
750,000	Lazard Group LLC	3.7500	2/13/25	797,342
				1,161,816
	ELECTRIC - 1.8%
790,000	Avangrid, Inc.	3.1500	12/1/24	853,902
350,000	Duke Energy Carolinas LLC	3.3500	5/15/22	367,745
600,000	MidAmerican Energy Co.	3.1000	5/1/27	675,003
775,000	NextEra Energy Capital Holdings, Inc.	3.1500	4/1/24	842,061
				2,738,711
	ELECTRONICS - 0.6%
825,000	Roper Technologies, Inc.	3.8000	12/15/26	943,622

	ENERGY-ALTERNATE SOURCES - 0.3%
400,000	TerraForm Power Operating LLC [4]	5.0000	1/31/28	417,926

	ENGINEERING & CONSTRUCTION - 0.3%
420,000	MasTec, Inc.	4.8750	3/15/23	418,381

	HEALTHCARE-PRODUCTS - 0.3%
400,000	Hill-Rom Holdings, Inc. [4]	4.3750	9/15/27	410,674

	HOME FURNISHINGS - 0.3%
500,000	Tempur Sealy International, Inc.	5.5000	6/15/26	506,157

	INSURANCE - 1.5%
500,000	Aflac, Inc.	3.2500	3/17/25	560,695
750,000	Brown & Brown, Inc.	4.2000	9/15/24	813,691
750,000	Reinsurance Group of America, Inc.	3.9500	9/15/26	831,800
				2,206,186

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	44

EVENTIDE MULTI-ASSET INCOME FUND
Portfolio of Investments (Continued) June 30, 2020	4 of 6

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 27.5% (Continued)
	INTERNET - 0.9%
$800,000	E*TRADE Financial Corp.	2.9500	8/24/22	$833,642
525,000	VeriSign, Inc.	5.2500	4/1/25	582,805
				1,416,447
	INVESTMENT COMPANIES - 0.8%
1,200,000	Calvert Impact Capital, Inc. [3]	1.5000	11/13/20	1,200,000

	IRON/STEEL - 0.3%
400,000	Steel Dynamics, Inc.	5.2500	4/15/23	403,511

	MACHINERY-DIVERSIFIED - 0.3%
400,000	Mueller Water Products, Inc. [4]	5.5000	6/15/26	415,424

	MULTI-NATIONAL - 0.2%
325,000	European Investment Bank	2.5000	10/15/24	354,440

	PACKAGING & CONTAINERS - 0.3%
400,000	TriMas Corp. [4]	4.8750	10/15/25	401,818

	PHARMACEUTICALS - 1.4%
850,000	Neurocrine Biosciences, Inc.	2.2500	5/15/24	1,421,818
268,000	Sarepta Therapeutics, Inc.	1.5000	11/15/24	615,730
				2,037,548
	PRIVATE EQUITY - 0.6%
1,000,000	Hercules Capital, Inc.	4.6250	10/23/22	964,133

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 3.4%
675,000	Alexandria Real Estate Equities, Inc.	3.8000	4/15/26	758,359
425,000	AvalonBay Communities, Inc.	2.9500	5/11/26	461,748
750,000	Crown Castle International Corp.	3.6500	9/1/27	839,439
650,000	Digital Realty Trust LP	3.9500	7/1/22	689,143
500,000	HAT Holdings I LLC / HAT Holdings II LLC [4]	5.2500	7/15/24	510,990
440,000	Highwoods Realty LP	3.2000	6/15/21	447,096
500,000	Kilroy Realty LP	4.7500	12/15/28	561,460
700,000	Welltower, Inc.	2.7000	2/15/27	728,101
				4,996,336
	RETAIL - 0.3%
425,000	Penske Automotive Group, Inc.	5.7500	10/1/22	426,324

	SOFTWARE - 3.4%
2,140,000	Five9, Inc. [4]	0.5000	6/1/25	2,301,837
400,000	Open Text Corp. [4]	5.8750	6/1/26	415,970
2,150,000	RingCentral, Inc. [4]	0.0000	3/1/25	2,312,736
				5,030,543
	TELECOMMUNICATIONS - 0.8%
1,000,000	Verizon Communications, Inc.	3.8750	2/8/29	1,183,617

	TRANSPORTATION - 0.5%
715,000	Kansas City Southern	2.8750	11/15/29	756,198

	TOTAL CORPORATE BONDS (Cost $39,132,516)			40,853,936

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	45

EVENTIDE MULTI-ASSET INCOME FUND
Portfolio of Investments (Continued) June 30, 2020	5 of 6

Par Value		Coupon Rate (%)	Maturity	Fair Value

	MUNICIPAL BONDS - 2.3%
	CALIFORNIA - 1.2%
$1,000,000	California Health Facilities Financing Authority	1.8960	6/1/21	$1,007,720
425,000	California Municipal Finance Authority	1.4860	11/1/22	425,625
200,000	City of Los Angeles, CA Wastewater System Revenue	3.6940	6/1/32	219,628
100,000	City of Napa, CA Solid Waste Revenue	2.3300	8/1/25	103,315
				1,756,288
	HAWAII - 0.1%
150,000	City & County of Honolulu, HI	2.5180	10/1/26	163,125

	NEW YORK - 0.3%
500,000	New York City Housing Development Corp.	1.3500	11/1/26	510,525

	OREGON - 0.7%
200,000	State of Oregon	0.8950	5/1/25	200,654
250,000	State of Oregon	1.1850	5/1/26	253,302
500,000	State of Oregon	1.3150	5/1/27	508,855
				962,811

	TOTAL MUNICIPAL BONDS (Cost $3,326,312)			3,392,749

	ASSET BACKED SECURITIES - 11.9%
1,246,223	Fannie Mae Pool	2.0000	6/1/35	1,290,670
1,114,825	Fannie Mae Pool	2.5000	10/1/43	1,181,437
1,375,000	Fannie Mae Pool	2.5000	6/1/50	1,435,517
873,485	Fannie Mae Pool	3.0000	12/1/45	944,514
1,052,347	Fannie Mae Pool	3.0000	11/1/46	1,112,429
848,636	Fannie Mae Pool	3.0000	2/1/47	909,508
855,044	Fannie Mae Pool	3.5000	2/1/48	902,597
509,800	Fannie Mae Pool	3.5000	3/1/48	539,068
1,579,604	Fannie Mae Pool	3.5000	6/1/49	1,664,048
261,687	Fannie Mae Pool	4.0000	7/1/33	276,924
168,772	Fannie Mae Pool	4.5000	6/1/44	187,813
828,184	Fannie Mae Pool	5.5000	11/1/25	859,421
713,793	Freddie Mac Gold Pool	3.0000	12/1/32	750,944
595,745	Freddie Mac Gold Pool	3.5000	11/1/44	637,652
641,225	Freddie Mac Gold Pool	3.5000	2/1/48	675,644
235,530	Freddie Mac Gold Pool	4.0000	5/1/32	249,949
1,250,000	Freddie Mac Pool	2.5000	7/1/50	1,304,157
378,044	Freddie Mac Pool	3.0000	3/1/34	397,502
1,156,224	Freddie Mac Pool	3.0000	3/1/50	1,219,294
1,074,374	Ginnie Mae II Pool	3.0000	1/20/46	1,145,206
	TOTAL ASSET BACKED SECURITIES (Cost $17,196,874)			17,684,294

	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5%
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates	2.4120	8/25/29	1,102,225
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates	2.9390	4/25/29	1,138,080
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,055,228)			2,240,305

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	46

EVENTIDE MULTI-ASSET INCOME FUND
Portfolio of Investments (Continued) June 30, 2020	6 of 6

Par Value		Coupon Rate (%)	Maturity	Fair Value

	U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 3.1%
$500,000	Federal Farm Credit Banks Funding Corp.	2.0500	1/23/29	$543,227
1,000,000	Federal Farm Credit Banks Funding Corp.	2.5800	6/15/27	1,129,277
1,400,000	Federal Home Loan Mortgage Corp.	1.5000	2/12/25	1,467,588
1,400,000	Federal National Mortgage Association	1.8750	9/24/26	1,507,737
	TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $4,411,993)			4,647,829

Shares

	SHORT-TERM INVESTMENTS - 0.1%
102,063	Fidelity Investments Money Market Fund - Institutional Class, 0.06% [6]			102,063
	TOTAL SHORT-TERM INVESTMENTS (Cost $102,063)			102,063

	TOTAL INVESTMENTS - 95.4% (Cost $129,753,197)			$141,671,786
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.6%			6,826,653
	TOTAL NET ASSETS - 100.0%			$148,498,439

ADR - American Depositary Receipts

FCPR DLY - Federal Reserve Bank Prime Loan Rate U.S. Daily

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

1.	Non-Income producing security.

2.	Variable rate, rate shown represents the rate at June 30, 2020.

3.	Illiquid security. Total value of all such securities as of June 30, 2020 amounted to $1,450,429 and represented 0.98% of Total Net Assets.

4.	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 5.75% of total net assets. The securities may be resold in transactions exempt from registration typically only to a qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

5.	Floating rate, rate shown represents the rate at June 30, 2020.

6.	Interest rate reflects seven-day effective yield on June 30, 2020.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	47

EVENTIDE FUNDS

Statements of Assets and Liabilities June 30, 2020	1 of 2

	Eventide		Eventide	Eventide	Eventide
	Dividend	Eventide	Healthcare &	Limited-Term	Multi-Asset
	Opportunities Fund	Gilead Fund	Life Sciences Fund	Bond Fund	Income Fund
ASSETS
Investment securities:
Unaffiliated investments at cost	$60,998,472	$1,724,237,707	$941,974,710	$76,335,811	$129,753,197
Affiliated investments at cost	—	16,999,998	102,246,215	—	—
Investments at cost	60,998,472	1,741,237,705	1,044,220,925	76,335,811	129,753,197
Unaffiliated investments at value	$66,310,569	$2,892,325,083	$1,475,560,456	$77,978,662	$141,671,786
Affiliated investments at value	—	47,824,856	123,568,323	—	—
Investments at value	66,310,569	2,940,149,939	1,599,128,779	77,978,662	141,671,786
Cash held at custodian	1,250,000	187,987,377	35,000,000	1,943,400	6,221,522
Cash held at broker	100,410	—	110,086	—	104,006
Deposits with broker for options	—	10,250,889	—	—	—
Receivable for securities sold	—	—	—	223,512	1,093,577
Receivable for Fund shares sold	202,389	3,605,142	3,142,774	234,332	204,945
Dividends and interest receivable	73,257	910,516	10,254	519,139	459,156
Prepaid expenses and other assets	30,057	186,219	154,018	24,093	84,693
TOTAL ASSETS	67,966,682	3,143,090,082	1,637,545,911	80,923,138	149,839,685

LIABILITIES
Payable for investments purchased	202,697	—	2,438,651	786,002	1,146,201
Payable for Fund shares repurchased	101,475	1,638,603	1,584,649	4,421	71,740
Management fees payable	24,182	2,512,010	1,498,164	1,407	48,043
Distribution (12b-1) fees payable	2,815	1,039,611	47,697	2,092	26,380
Payable to related parties	834	235,789	112,014	13,667	17,109
Accrued expenses and other liabilities	16,917	301,463	189,672	22,051	31,773
TOTAL LIABILITIES	348,920	5,727,476	5,870,847	829,640	1,341,246
NET ASSETS	$67,617,762	$3,137,362,606	$1,631,675,064	$80,093,498	$148,498,439

Composition of Net Assets:
Paid in capital	$64,506,390	$1,943,758,102	$1,107,894,247	$78,698,403	$137,113,015
Accumulated earnings	3,111,372	1,193,604,504	523,780,817	1,395,095	11,385,424
NET ASSETS	$67,617,762	$3,137,362,606	$1,631,675,064	$80,093,498	$148,498,439

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	48

EVENTIDE FUNDS

Statements of Assets and Liabilities (Continued) June 30, 2020	2 of 2

			Eventide	Eventide	Eventide
	Eventide Dividend	Eventide	Healthcare &	Limited-Term	Multi-Asset
	Opportunities Fund	Gilead Fund	Life Sciences Fund	Bond Fund	Income Fund
Net Asset Value Per Share:
Class N Shares:
Net Assets	$18,575,617	$549,943,789	$231,459,579	$37,972,639	$19,453,829
Shares of beneficial interest outstanding[1]	1,706,801	11,661,819	5,341,372	3,574,408	1,709,667
Net asset value (Net Assets ÷ Shares Outstanding),offering price, and redemption price per share[2]	$10.88	$47.16	$43.33	$10.62	$11.38
Class A Shares:
Net Assets	$3,184,120	$301,012,935	$175,150,880	$12,873,256	$10,658,528
Shares of beneficial interest outstanding[1]	292,811	6,415,111	4,064,247	1,208,197	936,935
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share[2]	$10.87	$46.92	$43.10	$10.65	$11.38
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$11.53	$49.78	$45.73	$11.30	$12.07
Class C Shares:
Net Assets	$823,920	$289,242,390	$104,202,311	$400,951	$8,091,127
Shares of beneficial interest outstanding[1]	75,879	6,749,050	2,569,215	37,825	713,483
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share[2]	$10.86	$42.86	$40.56	$10.60	$11.34
Class I Shares:
Net Assets	$45,034,105	$1,997,163,492	$1,120,862,294	$28,846,652	$110,294,955
Shares of beneficial interest outstanding[1]	4,138,056	41,413,869	25,463,447	2,649,512	9,692,335
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share[2]	$10.88	$48.22	$44.02	$10.89	$11.38

1.	Unlimited number of shares of beneficial interest authorized, no par value.

2.	Redemptions made in the Eventide Healthcare & Life Sciences Fund within 180 days of purchased may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	49

EVENTIDE FUNDS

Statements of Operations For the Year Ended June 30, 2020	1 of 2

			Eventide
	Eventide Dividend	Eventide	Healthcare &
	Opportunities Fund	Gilead Fund	Life Sciences Fund
INVESTMENT INCOME
Dividend income	$646,149	$16,449,428	$—
Interest	46,598	3,170,829	734,348
Less: Foreign dividend withholding taxes	(24,001)	(426,136)	—
TOTAL INVESTMENT INCOME	668,746	19,194,121	734,348

EXPENSES
Management fees	228,103	25,337,146	12,949,278
Distribution (12b-1) fees:
Class N	21,864	1,031,474	342,534
Class A	4,639	648,793	355,523
Class C	6,354	2,550,684	899,065
Registration fees	36,850	116,250	93,000
Administrative fees	26,016	831,958	383,100
Shareholder servicing fees	24,443	2,164,858	1,045,350
Transfer agent fees	14,456	360,972	186,033
Management services fees	13,040	651,386	300,091
Audit fees	12,250	28,932	21,204
Trustees fees and expenses	11,578	11,232	11,545
Legal fees	11,337	15,822	18,420
Printing and postage expenses	10,779	308,402	125,059
Custodian fees	10,762	127,615	58,612
Compliance officer fees	8,615	71,401	36,516
Insurance expense	740	71,470	27,145
Other expenses	4,198	47,300	66,994
TOTAL EXPENSES	446,024	34,375,695	16,919,469

Less: Fees waived by the Manager	(114,935)	—	—
NET EXPENSES	331,089	34,375,695	16,919,469

NET INVESTMENT INCOME (LOSS)	337,657	(15,181,574)	(16,185,121)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Unaffiliated investments	(2,115,716)	(8,911,008)	11,819,505
Affiliated investments	—	—	(23,056)
Options written	—	934,041	—
Foreign currency transactions	(48)	—	—
Net realized gain (loss)	(2,115,764)	(7,976,967)	11,796,449
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	4,508,388	436,420,188	299,605,757
Affiliated investments (See Note 5)	—	32,464,753	13,074,420
Foreign currency translations	(12)	—	—
Net change in unrealized appreciation	4,508,376	468,884,941	312,680,177

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,392,612	460,907,974	324,476,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,730,269	$445,726,400	$308,291,505

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	50

EVENTIDE FUNDS

Statements of Operations (Continued)	2 of 2

	Eventide	Eventide
	Limited-Term	Multi-Asset
	Bond Fund	Income Fund
INVESTMENT INCOME
Dividend income	$70,546	$1,686,790
Interest	919,391	1,593,367
Less: Foreign dividend withholding taxes	—	(138,123)
TOTAL INVESTMENT INCOME	989,937	3,142,034

EXPENSES
Management fees	153,043	841,432
Distribution (12b-1) fees:
Class N	36,313	38,470
Class A	36,085	25,168
Class C	1,735	70,974
Shareholder servicing fees	43,956	73,772
Administrative fees	43,665	80,943
Registration fees	38,810	46,185
Compliance officer fees	20,140	15,777
Transfer agent fees	18,950	30,787
Audit fees	16,377	14,250
Management services fees	15,811	36,141
Legal fees	12,715	12,707
Trustees fees and expenses	11,578	11,545
Printing and postage expenses	9,887	32,238
Custodian fees	6,005	15,511
Insurance expense	831	1,035
Other expenses	4,735	4,669
TOTAL EXPENSES	470,636	1,351,604
Less: Fees waived by the Manager	(148,648)	(103,007)
NET EXPENSES	321,988	1,248,597

NET INVESTMENT INCOME	667,949	1,893,437

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	28,058	(1,201,642)
Foreign currency transactions	—	(269)
Net realized gain (loss)	28,058	(1,201,911)
Net change in unrealized appreciation (depreciation) on:
Investments	1,334,256	8,202,095
Foreign currency translations	—	(262)
Net change in unrealized appreciation	1,334,256	8,201,833

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,362,314	6,999,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,030,263	$8,893,359

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	51

EVENTIDE DIVIDEND OPPORTUNITIES FUND

Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
FROM OPERATIONS
Net investment income	$337,657	$294,546
Net realized loss from investments and foreign currency transactions	(2,115,764)	(257,664)
Net change in unrealized appreciation on investments and foreign currency translations	4,508,376	1,220,098
Net increase in net assets resulting from operations	2,730,269	1,256,980

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(85,975)	(101,646)
Class A	(12,551)	(12,211)
Class C	(3,003)	(4,671)
Class I	(111,972)	(120,018)
Return of Capital
Class N	(106,946)	(9,509)
Class A	(17,705)	(1,255)
Class C	(2,253)	(712)
Class I	(272,411)	(10,374)
Total distributions to shareholders	(612,816)	(260,396)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	16,652,395	3,220,015
Class A	2,390,226	483,883
Class C	320,594	242,845
Class I	47,673,793	4,188,086
Net asset value of shares issued in reinvestment of distributions:
Class N	179,791	102,075
Class A	27,549	11,364
Class C	4,509	4,547
Class I	263,108	111,418
Payments for shares repurchased:
Class N	(6,532,626)	(1,452,144)
Class A	(361,342)	(104,186)
Class C	(85,563)	(33,791)
Class I	(11,676,517)	(2,303,561)
Net increase in net assets from shares of beneficial interest	48,855,917	4,470,551

TOTAL INCREASE IN NET ASSETS	50,973,370	5,467,135

NET ASSETS
Beginning of Year	16,644,392	11,177,257
End of Year	$67,617,762	$16,644,392

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	52

EVENTIDE DIVIDEND OPPORTUNITIES FUND

Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
SHARE ACTIVITY
Class N:
Shares Sold	1,604,918	327,236
Shares Reinvested	17,301	10,114
Shares Repurchased	(615,120)	(147,976)
Net increase in shares of beneficial interest outstanding	1,007,099	189,374

Class A:
Shares Sold	232,645	48,924
Shares Reinvested	2,660	1,122
Shares Repurchased	(34,874)	(10,590)
Net increase in shares of beneficial interest outstanding	200,431	39,456

Class C:
Shares Sold	30,918	24,307
Shares Reinvested	435	447
Shares Repurchased	(7,730)	(3,476)
Net increase in shares of beneficial interest outstanding	23,623	21,278

Class I:
Shares Sold	4,488,755	427,285
Shares Reinvested	25,485	11,094
Shares Repurchased	(1,137,521)	(239,704)
Net increase in shares of beneficial interest outstanding	3,376,719	198,675

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	53

EVENTIDE GILEAD FUND
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
FROM OPERATIONS
Net investment loss	$(15,181,574)	$(7,652,596)
Net realized gain (loss) from investments and options written	(7,976,967)	152,860,269
Net change in unrealized appreciation on investments	468,884,941	192,757,471
Net increase in net assets resulting from operations	445,726,400	337,965,144

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(15,790,226)	(19,181,105)
Class A	(8,342,448)	(11,036,485)
Class C	(8,983,382)	(11,174,372)
Class I	(47,276,336)	(49,778,849)
Total distributions to shareholders	(80,392,392)	(91,170,811)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	134,334,676	283,714,905
Class A	52,413,566	71,224,916
Class C	28,867,225	42,656,431
Class I	673,393,422	590,634,269
Net asset value of shares issued in reinvestment of distributions:
Class N	14,446,702	17,616,852
Class A	7,291,642	9,444,593
Class C	8,577,560	10,688,375
Class I	40,684,962	43,608,403
Payments for shares repurchased:
Class N	(296,708,818)	(149,555,965)
Class A	(66,120,145)	(107,540,171)
Class C	(43,766,605)	(41,203,839)
Class I	(436,306,119)	(271,813,729)
Net increase in net assets from shares of beneficial interest	117,108,068	499,475,040

TOTAL INCREASE IN NET ASSETS	482,442,076	746,269,373

NET ASSETS
Beginning of Year	2,654,920,530	1,908,651,157
End of Year	$3,137,362,606	$2,654,920,530

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	54

EVENTIDE GILEAD FUND
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
SHARE ACTIVITY
Class N:
Shares Sold	3,398,037	7,209,971
Shares Reinvested	358,924	554,512
Shares Repurchased	(7,407,929)	(3,973,802)
Net increase (decrease) in shares of beneficial interest outstanding	(3,650,968)	3,790,681

Class A:
Shares Sold	1,298,125	1,863,802
Shares Reinvested	182,018	298,501
Shares Repurchased	(1,657,391)	(2,852,133)
Net decrease in shares of beneficial interest outstanding	(177,248)	(689,830)

Class C:
Shares Sold	788,726	1,190,022
Shares Reinvested	233,466	364,542
Shares Repurchased	(1,206,250)	(1,170,881)
Net increase (decrease) in shares of beneficial interest outstanding	(184,058)	383,683

Class I:
Shares Sold	16,572,379	15,251,197
Shares Reinvested	989,420	1,347,186
Shares Repurchased	(10,795,668)	(7,149,015)
Net increase in shares of beneficial interest outstanding	6,766,131	9,449,368

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	55

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
FROM OPERATIONS
Net investment loss	$(16,185,121)	$(11,495,137)
Net realized gain from investments	11,796,449	36,815,195
Net change in unrealized appreciation on investments	312,680,177	47,149,426
Net increase in net assets resulting from operations	308,291,505	72,469,484

DISTRIBUTIONS TO SHAREHOLDERS
Class N	(3,559,934)	(6,577,525)
Class A	(3,322,892)	(8,379,694)
Class C	(2,284,943)	(4,735,954)
Class I	(17,082,445)	(28,862,445)
Total distributions to shareholders	(26,250,214)	(48,555,618)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	137,084,236	111,518,855
Class A	38,286,542	53,413,055
Class C	16,960,832	21,411,134
Class I	482,305,852	451,558,943
Net asset value of shares issued in reinvestment of distributions:
Class N	3,230,263	5,875,000
Class A	2,890,392	7,320,069
Class C	2,125,066	4,327,837
Class I	12,912,269	20,077,410
Redemption fee proceeds:
Class N	95,683	133,522
Class A	80,223	162,429
Class C	50,592	89,870
Class I	431,237	584,898
Payments for shares repurchased:
Class N	(90,766,352)	(63,426,053)
Class A	(39,110,040)	(55,459,491)
Class C	(21,406,649)	(15,323,527)
Class I	(279,342,660)	(173,213,640)
Net increase in net assets from shares of beneficial interest	265,827,486	369,050,311

TOTAL INCREASE IN NET ASSETS	547,868,777	392,964,177

NET ASSETS
Beginning of Year	1,083,806,287	690,842,110
End of Year	$1,631,675,064	$1,083,806,287

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	56

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
SHARE ACTIVITY
Class N:
Shares Sold	3,685,599	3,230,281
Shares Reinvested	80,939	217,270
Shares Repurchased	(2,578,490)	(1,989,561)
Net increase in shares of beneficial interest outstanding	1,188,048	1,457,990

Class A:
Shares Sold	1,047,185	1,586,200
Shares Reinvested	72,806	271,919
Shares Repurchased	(1,114,696)	(1,675,230)
Net increase in shares of beneficial interest outstanding	5,295	182,889

Class C:
Shares Sold	498,801	662,306
Shares Reinvested	56,653	168,726
Shares Repurchased	(603,070)	(487,717)
Net increase (decrease) in shares of beneficial interest outstanding	(47,616)	343,315

Class I:
Shares Sold	13,331,631	13,180,549
Shares Reinvested	318,900	733,555
Shares Repurchased	(7,785,089)	(5,482,789)
Net increase in shares of beneficial interest outstanding	5,865,442	8,431,315

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	57

EVENTIDE LIMITED-TERM BOND FUND
Statements of Changes in Net Assets	1 of 2

	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	June 30, 2020	June 30, 2019[1,3]	October 31, 2018
FROM OPERATIONS
Net investment income	$667,949	$249,254	$413,095
Net realized gain (loss) from investments	28,058	(225,546)	20,293
Net change in unrealized appreciation (depreciation) on investments	1,334,256	888,995	(823,312)
Net increase (decrease) in net assets resulting from operations	2,030,263	912,703	(389,924)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(290,729)	(9,360)	—
Class A	(250,954)	(247,907)	(448,233)
Class C	(1,851)	(384)	—
Class I [2]	(189,176)	(25,983)	(23,839)
Return of Capital
Class N	(70,271)	—	—
Class A	(22,179)	—	—
Class C	(648)	—	—
Class I [2]	(53,761)	—	—
Total distributions to shareholders	(879,569)	(283,634)	(472,072)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	41,350,706	1,663,518	—
Class A	8,999,487	7,451,500	7,685,611
Class C	423,480	70,039	—
Class I [2]	37,139,054	2,769,902	682,738
Net asset value of shares issued in reinvestment of distributions:
Class N	327,319	9,360	—
Class A	267,570	244,945	441,196
Class C	2,168	384	—
Class I [2]	220,429	24,878	22,258
Redemption fee proceeds:	—	—	2,777
Payments for shares repurchased:
Class N	(5,856,973)	(18,905)	—
Class A	(10,689,609)	(11,455,342)	(15,592,123)
Class C	(99,440)	—	—
Class I [2]	(12,099,715)	(652,347)	(527,205)
Net increase (decrease) in net assets from shares of beneficial interest	59,984,476	107,932	(7,284,748)

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,135,170	737,001	(8,146,744)

NET ASSETS
Beginning of Year/Period	18,958,328	18,221,327	26,368,071
End of Year/Period	$80,093,498	$18,958,328	$18,221,327

1.	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

2.	Effective May 30, 2017, Epiphany FFV Strategic Income Fund Class C shares reclassified as Class I shares. See Note 1.

3.	Class N and Class C commenced operations on December 14, 2018.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	58

EVENTIDE LIMITED-TERM BOND FUND
Statements of Changes in Net Assets	2 of 2

	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	June 30, 2020	June 30, 2019 [1,2]	October 31, 2018
SHARE ACTIVITY
Class N:
Shares Sold	3,944,452	162,683	—
Shares Reinvested	31,111	908	—
Shares Repurchased	(562,912)	(1,834)	—
Net increase in shares of beneficial interest outstanding	3,412,651	161,757	—

Class A:
Shares Sold	855,930	734,713	751,487
Shares Reinvested	25,445	24,042	43,104
Shares Repurchased	(1,015,182)	(1,126,046)	(1,525,196)
Net decrease in shares of beneficial interest outstanding	(133,807)	(367,291)	(730,605)

Class C:
Shares Sold	40,239	6,866	—
Shares Reinvested	207	37	—
Shares Repurchased	(9,524)	—	—
Net increase in shares of beneficial interest outstanding	30,922	6,903	—

Class I: [3]
Shares Sold	3,453,073	263,264	65,499
Shares Reinvested	20,477	2,376	2,140
Shares Repurchased	(1,127,711)	(62,305)	(50,869)
Net increase in shares of beneficial interest outstanding	2,345,839	203,335	16,770

1.	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

2.	Class N and Class C commenced operations on December 14, 2018.

3.	Effective May 30, 2017, Epiphany FFV Strategic Income Fund Class C shares reclassified as Class I shares. See Note 1.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	59

EVENTIDE MULTI-ASSET INCOME FUND
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
FROM OPERATIONS
Net investment income	$1,893,437	$3,017,300
Net realized loss from investments and foreign securities transactions	(1,201,911)	(936,158)
Net change in unrealized appreciation on investments, and foreign currency translations	8,201,833	4,132,248
Net increase in net assets resulting from operations	8,893,359	6,213,390

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(227,546)	(399,754)
Class A	(113,782)	(253,993)
Class C	(55,884)	(118,555)
Class I	(1,115,115)	(1,947,713)
Return of Capital
Class N	(250,303)	(155,049)
Class A	(132,332)	(85,762)
Class C	(66,682)	(46,297)
Class I	(1,222,038)	(778,430)
Total distributions to shareholders	(3,183,682)	(3,785,553)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	12,780,530	8,102,569
Class A	4,564,245	1,591,604
Class C	3,552,934	1,672,331
Class I	71,655,886	34,761,568
Net asset value of shares issued in reinvestment of distributions:
Class N	386,479	416,882
Class A	206,918	283,285
Class C	99,981	143,266
Class I	1,673,076	1,937,188
Payments for shares repurchased:
Class N	(11,564,960)	(8,751,525)
Class A	(3,361,542)	(5,104,721)
Class C	(2,003,821)	(2,432,488)
Class I	(46,827,596)	(35,732,040)
Net increase (decrease) in net assets from shares of beneficial interest	31,162,130	(3,112,081)

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,871,807	(684,244)

NET ASSETS
Beginning of Year	111,626,632	112,310,876
End of Year	$148,498,439	$111,626,632

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	60

EVENTIDE MULTI-ASSET INCOME FUND
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
SHARE ACTIVITY
Class N:
Shares Sold	1,145,087	767,481
Shares Reinvested	34,811	39,847
Shares Repurchased	(1,039,930)	(847,735)
Net increase (decrease) in shares of beneficial interest outstanding	139,968	(40,407)

Class A:
Shares Sold	411,856	151,463
Shares Reinvested	18,634	27,116
Shares Repurchased	(302,900)	(491,232)
Net increase (decrease) in shares of beneficial interest outstanding	127,590	(312,653)

Class C:
Shares Sold	315,979	160,219
Shares Reinvested	9,040	13,766
Shares Repurchased	(181,651)	(234,574)
Net increase (decrease) in shares of beneficial interest outstanding	143,368	(60,589)

Class I:
Shares Sold	6,429,635	3,331,275
Shares Reinvested	150,588	185,107
Shares Repurchased	(4,184,893)	(3,477,735)
Net increase in shares of beneficial interest outstanding	2,395,330	38,647

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	61

EVENTIDE DIVIDEND OPPORTUNITIES FUND
Financial Highlights (Class N) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class N
	Year Ended	Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018 [7]
Net asset value, beginning of period	$10.37	$9.66	$10.00
Activity from investment operations:
Net investment income [1]	0.11	0.22	0.33
Net realized and unrealized gain (loss) on investments	0.57	0.66	(0.52)
Total from investment operations	0.68	0.88	(0.19)
Less distributions from:
Net investment income	(0.10)	(0.16)	(0.14)
Net realized gains	—	—	(0.01)
Return of capital	(0.07)	(0.01)	—
Total distributions	(0.17)	(0.17)	(0.15)
Net asset value, end of period	$10.88	$10.37	$9.66
Total return [2]	6.60%	9.20%	(1.87	)% [3]
Net assets, at end of period (000s)	$18,576	$7,254	$4,929
Ratio of gross expenses to average net assets before expense reimbursement [5,6]	1.50%	2.00%	3.30	% [4]
Ratio of net expenses to average net assets after expense reimbursement [6]	1.15%	1.15%	1.15	% [4]
Ratio of net investment income to average net assets [6]	1.01%	2.25%	4.43	% [4]
Portfolio Turnover Rate	90%	50%	13	% [3]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Not annualized.

4.	Annualized.

5.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

6.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

7.	Eventide Dividend Opportunities Fund commenced on September 29, 2017

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	62

EVENTIDE DIVIDEND OPPORTUNITIES FUND
Financial Highlights (Class A) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class A
	Year Ended	Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018 [7]
Net asset value, beginning of period	$10.36	$9.65	$10.00
Activity from investment operations:
Net investment income [1]	0.10	0.22	0.27
Net realized and unrealized gain (loss) on investments	0.57	0.65	(0.47)
Total from investment operations	0.67	0.87	(0.20)
Less distributions from:
Net investment income	(0.09)	(0.15)	(0.14)
Net realized gains	—	—	(0.01)
Return of capital	(0.07)	(0.01)	—
Total distributions	(0.16)	(0.16)	(0.15)
Net asset value, end of period	$10.87	$10.36	$9.65
Total return [2]	6.55%	9.15%	(2.01	)% [3]
Net assets, at end of period (000s)	$3,184	$957	$511
Ratio of gross expenses to average net assets before expense reimbursement [5,6]	1.55%	2.05%	3.35	% [4]
Ratio of net expenses to average net assets after expense reimbursement [6]	1.20%	1.20%	1.20	% [4]
Ratio of net investment income to average net assets [6]	0.89%	2.28%	3.58	% [4]
Portfolio Turnover Rate	90%	50%	13	% [3]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Not annualized.

4.	Annualized.

5.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

6.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

7.	Eventide Dividend Opportunities Fund commenced on September 29, 2017

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	63

EVENTIDE DIVIDEND OPPORTUNITIES FUND
Financial Highlights (Class C) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class C
	Year Ended	Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018 [7]
Net asset value, beginning of period	$10.35	$9.66	$10.00
Activity from investment operations:
Net investment income [1]	0.03	0.15	0.25
Net realized and unrealized gain (loss) on investments	0.56	0.65	(0.49)
Total from investment operations	0.59	0.80	(0.24)
Less distributions from:
Net investment income	(0.05)	(0.10)	(0.09)
Net realized gains	—	—	(0.01)
Return of capital	(0.03)	(0.01)	—
Total distributions	(0.08)	(0.11)	(0.10)
Net asset value, end of period	$10.86	$10.35	$9.66
Total return [2]	5.78%	8.34%	(2.37	)% [3]
Net assets, at end of period (000s)	$824	$541	$299
Ratio of gross expenses to average net assets before expense reimbursement [5,6]	2.30%	2.80%	4.10	% [4]
Ratio of net expenses to average net assets after expense reimbursement [6]	1.95%	1.95%	1.95	% [4]
Ratio of net investment income to average net assets [6]	0.25%	1.53%	3.39	% [4]
Portfolio Turnover Rate	90%	50%	13	% [3]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Not annualized.

4.	Annualized.

5.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

6.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

7.	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	64

EVENTIDE DIVIDEND OPPORTUNITIES FUND
Financial Highlights (Class I) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class I
	Year Ended	Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018 [7]
Net asset value, beginning of period	$10.37	$9.67	$10.00
Activity from investment operations:
Net investment income [1]	0.12	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.57	0.66	(0.43)
Total from investment operations	0.69	0.90	(0.17)
Less distributions from:
Net investment income	(0.10)	(0.19)	(0.15)
Net realized gains	—	—	(0.01)
Return of capital	(0.08)	(0.01)	—
Total distributions	(0.18)	(0.20)	(0.16)
Net asset value, end of period	$10.88	$10.37	$9.67
Total return [2]	6.79%	9.40%	(1.68	)% [3]
Net assets, at end of period (000s)	$45,034	$7,892	$5,438
Ratio of gross expenses to average net assets before expense reimbursement [5,6]	1.30%	1.80%	3.10	% [4]
Ratio of net expenses to average net assets after expense reimbursement [6]	0.95%	0.95%	0.95	% [4]
Ratio of net investment income to average net assets [6]	1.16%	2.47%	3.35	% [4]
Portfolio Turnover Rate	90%	50%	13	% [3]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Not annualized.

4.	Annualized.

5.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

6.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

7.	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	65

EVENTIDE GILEAD FUND
Financial Highlights (Class N) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$41.75	$37.80	$29.99	$23.38	$29.19
Activity from investment operations:
Net investment loss [1]	(0.25)	(0.14)	(0.06)	(0.02)	(0.10)
Net realized and unrealized gain (loss) on investments	6.98	5.80	7.87	6.63	(5.42)
Total from investment operations	6.73	5.66	7.81	6.61	(5.52)
Less distributions from:
Net realized gains	(1.32)	(1.71)	—	—	(0.29)
Total distributions	(1.32)	(1.71)	—	—	(0.29)
Net asset value, end of year	$47.16	$41.75	$37.80	$29.99	$23.38
Total return [2]	16.66%	16.41%	26.04%	28.27%	(18.99)%
Net assets, at end of year (000s)	$549,944	$639,372	$435,526	$327,587	$355,450
Ratio of net expenses to average net assets after expense reimbursement [3]	1.38%	1.39%	1.39%	1.40%	1.39%
Ratio of net investment loss to average net assets [3,4]	(0.63)%	(0.37)%	(0.16)%	(0.06)%	(0.36)%
Portfolio Turnover Rate	35%	38%	24%	26%	28%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	66

EVENTIDE GILEAD FUND
Financial Highlights (Class A) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$41.57	$37.66	$29.89	$23.32	$29.13
Activity from investment operations:
Net investment loss [1]	(0.27)	(0.16)	(0.07)	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	6.94	5.78	7.84	6.60	(5.42)
Total from investment operations	6.67	5.62	7.77	6.57	(5.52)
Less distributions from:
Net realized gains	(1.32)	(1.71)	—	—	(0.29)
Total distributions	(1.32)	(1.71)	—	—	(0.29)
Net asset value, end of year	$46.92	$41.57	$37.66	$29.89	$23.32
Total return [2]	16.58%	16.36%	26.00%	28.17%	(19.03)%
Net assets, at end of year (000s)	$301,013	$274,059	$274,257	$452,153	$558,602
Ratio of net expenses to average net assets after expense reimbursement or [3]	1.43%	1.44%	1.44%	1.45%	1.44%
Ratio of net investment loss to average net assets [3,4]	(0.69)%	(0.44)%	(0.21)%	(0.12)%	(0.41)%
Portfolio Turnover Rate	35%	38%	24%	26%	28%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	67

EVENTIDE GILEAD FUND
Financial Highlights (Class C) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$38.37	$35.16	$28.12	$22.10	$27.83
Activity from investment operations:
Net investment loss [1]	(0.53)	(0.41)	(0.31)	(0.21)	(0.27)
Net realized and unrealized gain (loss) on investments	6.34	5.33	7.35	6.23	(5.17)
Total from investment operations	5.81	4.92	7.04	6.02	(5.44)
Less distributions from:
Net realized gains	(1.32)	(1.71)	—	—	(0.29)
Total distributions	(1.32)	(1.71)	—	—	(0.29)
Net asset value, end of year	$42.86	$38.37	$35.16	$28.12	$22.10
Total return [2]	15.71%	15.51%	25.04%	27.24%	(19.63)%
Net assets, at end of year (000s)	$289,242	$266,001	$230,290	$190,858	$193,872
Ratio of net expenses to average net assets after expense reimbursement [3]	2.18%	2.19%	2.19%	2.20%	2.19%
Ratio of net investment loss to average net assets [3,4]	(1.43)%	(1.17)%	(0.96)%	(0.86)%	(1.16)%
Portfolio Turnover Rate	35%	38%	24%	26%	28%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	68

EVENTIDE GILEAD FUND
Financial Highlights (Class I) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$42.59	$38.44	$30.43	$23.68	$29.50
Activity from investment operations:
Net investment income (loss) [1]	(0.18)	(0.07)	0.01	0.04	(0.04)
Net realized and unrealized gain (loss) on investments	7.13	5.93	8.00	6.71	(5.49)
Total from investment operations	6.95	5.86	8.01	6.75	(5.53)
Less distributions from:
Net realized gains	(1.32)	(1.71)	—	—	(0.29)
Total distributions	(1.32)	(1.71)	—	—	(0.29)
Net asset value, end of year	$48.22	$42.59	$38.44	$30.43	$23.68
Total return [2]	16.85%	16.66%	26.32%	28.51%	(18.82)%
Net assets, at end of year (000s)	$1,997,163	$1,475,489	$968,578	$399,169	$291,704
Ratio of net expenses to average net assets after expense reimbursement [3]	1.18%	1.19%	1.19%	1.20%	1.19%
Ratio of net investment income (loss) to average net assets [3,4]	(0.43)%	(0.17)%	0.03%	0.14%	(0.16)%
Portfolio Turnover Rate	35%	38%	24%	26%	28%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	69

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Financial Highlights (Class N) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N
	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2020	2019		2018		2017	2016
Net asset value, beginning of year	$35.51	$34.52		$23.41		$18.70	$26.15
Activity from investment operations:
Net investment loss [1]	(0.52)	(0.46)		(0.40)		(0.30)	(0.30)
Net realized and unrealized gain (loss) on investments	9.19	3.39		11.87		5.01	(6.90)
Total from investment operations	8.67	2.93		11.47		4.71	(7.20)
Less distributions from:
Net realized gains	(0.87)	(1.98)		(0.37)		—	(0.29)
Total distributions	(0.87)	(1.98)		(0.37)		—	(0.29)
Paid-in-Capital From Redemption Fees [1]	0.02	0.04		0.01		0.00 [6]	0.04
Net asset value, end of year	$43.33	$35.51		$34.52		$23.41	$18.70
Total return [2]	24.68%	10.38	% [5]	49.45	% [5]	25.19%	(27.64)%
Net assets, at end of year (000s)	$231,460	$147,468		$93,030		$37,369	$39,558
Ratio of net expenses to average net assets after expense reimbursement [3]	1.50%	1.49%		1.50	% [4]	1.54%	1.52%
Ratio of net investment loss to average net assets [3]	(1.44)%	(1.38)%		(1.35	)% [4]	(1.42)%	(1.42)%
Portfolio Turnover Rate	33%	53%		43%		27%	28%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	70

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Financial Highlights (Class A) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class A
	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2020	2019		2018		2017	2016
Net asset value, beginning of year	$35.33	$34.40		$23.33		$18.65	$26.09
Activity from investment operations:
Net investment loss [1]	(0.53)	(0.48)		(0.40)		(0.31)	(0.31)
Net realized and unrealized gain (loss) on investments	9.15	3.35		11.83		4.99	(6.88)
Total from investment operations	8.62	2.87		11.43		4.68	(7.19)
Less distributions from:
Net realized gains	(0.87)	(1.98)		(0.37)		—	(0.29)
Total distributions	(0.87)	(1.98)		(0.37)		—	(0.29)
Paid-in-Capital From Redemption Fees [1]	0.02	0.04		0.01		0.00 [6]	0.04
Net asset value, end of year	$43.10	$35.33		$34.40		$23.33	$18.65
Total return [2]	24.67%	10.24	% [5]	49.45	% [5]	25.09%	(27.64)%
Net assets, at end of year (000s)	$175,151	$143,407		$133,329		$138,722	$148,927
Ratio of net expenses to average net assets after expense reimbursement [3]	1.55%	1.54%		1.55	% [4]	1.59%	1.57%
Ratio of net investment loss to average net assets [3]	(1.49)%	(1.43)%		(1.40	)% [4]	(1.47)%	(1.47)%
Portfolio Turnover Rate	33%	53%		43%		27%	28%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	71

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Financial Highlights (Class C) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class C
	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2020	2019		2018		2017	2016
Net asset value, beginning of year	$33.54	$33.00		$22.57		$18.18	$25.62
Activity from investment operations:
Net investment loss [1]	(0.76)	(0.69)		(0.60)		(0.45)	(0.46)
Net realized and unrealized gain (loss) on investments	8.63	3.17		11.39		4.84	(6.72)
Total from investment operations	7.87	2.48		10.79		4.39	(7.18)
Less distributions from:
Net realized gains	(0.87)	(1.98)		(0.37)		—	(0.29)
Total distributions	(0.87)	(1.98)		(0.37)		—	(0.29)
Paid-in-Capital From Redemption Fees [1]	0.02	0.04		0.01		0.00 [6]	0.03
Net asset value, end of year	$40.56	$33.54		$33.00		$22.57	$18.18
Total return [2]	23.73%	9.50	% [5]	48.27	% [5]	24.15%	(28.15)%
Net assets, at end of year (000s)	$104,202	$87,773		$75,025		$48,916	$43,851
Ratio of net expenses to average net assets after expense reimbursement [3]	2.30%	2.29%		2.30	% [4]	2.34%	2.32%
Ratio of net investment loss to average net assets [3]	(2.23)%	(2.18)%		(2.15	)% [4]	(2.22)%	(2.22)%
Portfolio Turnover Rate	33%	53%		43%		27%	28%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	72

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND
Financial Highlights (Class I) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class I
	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2020	2019		2018		2017	2016
Net asset value, beginning of year	$35.98	$34.88		$23.60		$18.82	$26.26
Activity from investment operations:
Net investment loss [1]	(0.46)	(0.40)		(0.34)		(0.26)	(0.26)
Net realized and unrealized gain (loss) on investments	9.35	3.44		11.98		5.04	(6.93)
Total from investment operations	8.89	3.04		11.64		4.78	(7.19)
Less distributions from:
Net realized gains	(0.87)	(1.98)		(0.37)		—	(0.29)
Total distributions	(0.87)	(1.98)		(0.37)		—	(0.29)
Paid-in-Capital From Redemption Fees [1]	0.02	0.04		0.01		0.00 [6]	0.04
Net asset value, end of year	$44.02	$35.98		$34.88		$23.60	$18.82
Total return [2]	24.97%	10.60	% [5]	49.77	% [5]	25.40%	(27.46)%
Net assets, at end of year (000s)	$1,120,862	$705,159		$389,458		$131,304	$69,257
Ratio of net expenses to average net assets after expense reimbursement [3]	1.30%	1.29%		1.30	% [4]	1.34%	1.32%
Ratio of net investment loss to average net assets [3]	(1.24)%	(1.19)%		(1.15	)% [4]	(1.23)%	(1.22)%
Portfolio Turnover Rate	33%	53%		43%		27%	28%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	73

EVENTIDE LIMITED-TERM BOND FUND
Financial Highlights (Class N) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class N
	Year	Period
	Ended	Ended
	June 30,	June 30,
	2020	2019 [6]
Net asset value, beginning of period	$10.38	$10.03
Activity from investment operations:
Net investment income [1]	0.15	0.12
Net realized and unrealized gain on investments	0.30	0.34
Total from investment operations	0.45	0.46
Less distributions from:
Net investment income	(0.19)	(0.11)
Return of Capital	(0.02)	—
Total distributions	(0.21)	(0.11)
Net asset value, end of period	$10.62	$10.38
Total return [2]	4.37%	4.64	% [4]
Net assets, at end of period (000s)	$37,973	$1,680
Ratio of gross expenses to average net assets before expense reimbursement [3]	1.11%	2.41	% [5]
Ratio of net expenses to average net assets after expense reimbursement	0.75%	0.98	% [5]
Ratio of net investment income to average net assets	1.44%	2.20	% [5]
Portfolio Turnover Rate	71%	60	% [4]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	Not annualized.

5.	Annualized.

6.	Eventide Limited-Term Bond Fund Class N commenced on December 14, 2018.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	74

EVENTIDE LIMITED-TERM BOND FUND
Financial Highlights (Class A) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class A
	Year	Period		Year	Year	Year	Year
	Ended	Ended		Ended	Ended	Ended	Ended
	June 30,	June 30,		October 31,	October 31,	October 31,	October 31,
	2020	2019 [7]		2018	2017	2016	2015 [8]
Net asset value, beginning of period	$10.41	$10.06		$10.44	$10.48	$10.45	$10.62
Activity from investment operations:
Net investment income [1]	0.17	0.14		0.19	0.19	0.21	0.17
Net realized and unrealized gain (loss) on investments	0.27	0.37		(0.35)	(0.04)	0.02	(0.07)
Total from investment operations	0.44	0.51		(0.16)	0.15	0.23	0.10
Less distributions from:
Net investment income	(0.18)	(0.16)		(0.20)	(0.19)	(0.20)	(0.25)
Net realized gains	—	—		(0.02)	—	—	(0.02)
Return of Capital	(0.02)	—		—	—	—	—
Total distributions	(0.20)	(0.16)		(0.22)	(0.19)	(0.20)	(0.27)
Paid-in-Capital From Redemption Fees	—	—		0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]
Net asset value, end of period	$10.65	$10.41		$10.06	$10.44	$10.48	$10.45
Total return [2]	4.30%	5.08	% [5]	(1.52)%	1.49%	2.25%	0.97%
Net assets, at end of period (000s)	$12,873	$13,977		$17,191	$25,479	$23,962	$21,972
Ratio of gross expenses to average net assets before expense reimbursement [3]	1.16%	2.09	% [6]	1.62%	1.58%	1.51%	1.63%
Ratio of net expenses to average net assets after expense reimbursement	0.80%	1.08	% [6]	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	1.63%	2.05	% [6]	1.89%	1.84%	1.99%	1.59%
Portfolio Turnover Rate	71%	60	% [5]	27%	49%	52%	43%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	Amount represents less than $0.01 per share.

5.	Not annualized.

6.	Annualized.

7.	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

8.	On June 1, 2015 Epiphany FFV Strategic Income Fund Class N shares were renamed Class A shares.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	75

EVENTIDE LIMITED-TERM BOND FUND
Financial Highlights (Class C) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class C
	Year	Period
	Ended	Ended
	June 30,	June 30,
	2020	2019[6]
Net asset value, beginning of period	$10.37	$10.03
Activity from investment operations:
Net investment income (loss) [1]	(0.01)	0.07
Net realized and unrealized gain on investments	0.37	0.35
Total from investment operations	0.36	0.42
Less distributions from:
Net investment income	(0.10)	(0.08)
Return of Capital	(0.03)	—
Total distributions	(0.13)	(0.08)
Net asset value, end of period	$10.60	$10.37
Total return [2]	3.50%	4.24	% [4]
Net assets, at end of period (000s)	$401	$72
Ratio of gross expenses to average net assets before expense reimbursement [3]	1.91%	3.21	% [5]
Ratio of net expenses to average net assets after expense reimbursement	1.55%	1.78	% [5]
Ratio of net investment income (loss) to average net assets	(0.08)%	1.45	% [5]
Portfolio Turnover Rate	71%	60	% [4]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	Not annualized.

5.	Annualized.

6.	Eventide Limited-Term Bond Fund Class C commenced on December 14, 2018.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	76

EVENTIDE LIMITED-TERM BOND FUND
Financial Highlights (Class I) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class I
	Year	Period		Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended		Ended
	June 30,	June 30,		October 31,		October 31,		October 31,		October 31,
	2020	2019 [7]		2018		2017 [8]		2016		2015
Net asset value, beginning of period	$10.64	$10.27		$10.63		$10.51		$10.40		$10.55
Activity from investment operations:
Net investment income [1]	0.17	0.16		0.22		0.15		0.13		0.11
Net realized and unrealized gain (loss) on investments	0.31	0.38		(0.36)		(0.02)		0.02		(0.08)
Total from investment operations	0.48	0.54		(0.14)		0.13		0.15		0.03
Less distributions from:
Net investment income	(0.21)	(0.17)		(0.20)		(0.01)		(0.04)		(0.16)
Net realized gains	—	—		(0.02)		—		—		(0.02)
Return of Capital	(0.02)	—		—		—		—		—
Total distributions	(0.23)	(0.17)		(0.22)		(0.01)		(0.04)		(0.18)
Paid-in-Capital From Redemption Fees	—	—		(0.00	) [4]	(0.00	) [4]	(0.00	) [4]	(0.00	) [4]
Net asset value, end of period	$10.89	$10.64		$10.27		$10.63		$10.51		$10.40
Total return [2]	4.58%	5.30	% [5]	(1.31)%		1.20%		1.41%		0.33%
Net assets, at end of period (000s)	$28,847	$3,230		$1,030		$889		$1,141		$914
Ratio of gross expenses to average net assets before expense reimbursement [3]	0.91%	1.97	% [6]	1.38%		1.97%		2.26%		2.41%
Ratio of net expenses to average net assets after expense reimbursement	0.55%	0.81	% [6]	1.00%		1.64%		2.00%		2.00%
Ratio of net investment income to average net assets	1.58%	2.30	% [6]	2.10%		1.41%		1.24%		1.04%
Portfolio Turnover Rate	71%	60	% [5]	27%		49%		52%		43%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	Amount represents less than $0.01 per share.

5.	Not annualized.

6.	Annualized.

7.	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

8.	Effective May 30, 2017, Epiphany FFV Strategic Income Fund Class C shares were reclassified Class I shares.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	77

EVENTIDE MULTI-ASSET INCOME FUND
Financial Highlights (Class N) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class N
	Year	Year	Year		Year	Period
	Ended	Ended	Ended		Ended	Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2020	2019	2018		2017	2016 [9]
Net asset value, beginning of period	$10.90	$10.58	$11.05		$10.32	$10.00
Activity from investment operations:
Net investment income [1]	0.16	0.28	0.34		0.26	0.27
Net realized and unrealized gain (loss) on investments	0.60	0.39	(0.30)		0.79	0.21
Total from investment operations	0.76	0.67	0.04		1.05	0.48
Less distributions from:
Net investment income	(0.14)	(0.22)	(0.36)		(0.29)	(0.15)
Net realized gains	—	(0.03)	(0.15)		(0.03)	(0.01)
Return of capital	(0.14)	(0.10)	—		—	—
Total distributions	(0.28)	(0.35)	(0.51)		(0.32)	(0.16)
Net asset value, end of period	$11.38	$10.90	$10.58		$11.05	$10.32
Total return [2]	7.03%	6.61%	0.29%		10.29%	4.79	% [7]
Net assets, at end of period (000s)	$19,454	$17,104	$17,028		$10,823	$3,899
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.19%	1.30%	1.29	% [5]	1.37%	2.06	% [8]
Ratio of net expenses to average net assets after expense reimbursement [4]	1.10%	1.15%	1.16	% [5]	1.15%	1.15	% [8]
Ratio of net investment income to average net assets [4,6]	1.44%	2.71%	3.05	% [5]	2.46%	2.82	% [8]
Portfolio Turnover Rate	107%	79%	29%		38%	18	% [7]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

6.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

7.	Not annualized.

8.	Annualized.

9.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2020	78

EVENTIDE MULTI-ASSET INCOME FUND
Financial Highlights (Class A) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class A
	Year	Year	Year		Year	Period
	Ended	Ended	Ended		Ended	Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2020	2019	2018		2017	2016 [9]
Net asset value, beginning of period	$10.89	$10.57	$11.05		$10.32	$10.00
Activity from investment operations:
Net investment income [1]	0.15	0.28	0.30		0.25	0.27
Net realized and unrealized gain (loss) on investments	0.61	0.39	(0.28)		0.79	0.20
Total from investment operations	0.76	0.67	0.02		1.04	0.47
Less distributions from:
Net investment income	(0.13)	(0.22)	(0.35)		(0.28)	(0.14)
Net realized gains	—	(0.03)	(0.15)		(0.03)	(0.01)
Return of capital	(0.14)	(0.10)	—		—	—
Total distributions	(0.27)	(0.35)	(0.50)		(0.31)	(0.15)
Net asset value, end of period	$11.38	$10.89	$10.57		$11.05	$10.32
Total return [2]	7.07%	6.56%	0.15%		10.23%	4.74	% [7]
Net assets, at end of period (000s)	$10,659	$8,817	$11,864		$20,080	$8,124
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.24%	1.35%	1.34	% [5]	1.42%	2.13	% [8]
Ratio of net expenses to average net assets after expense reimbursement [4]	1.15%	1.20%	1.21	% [5]	1.20%	1.20	% [8]
Ratio of net investment income to average net assets [4,6]	1.39%	2.63%	2.74	% [5]	2.33%	2.82	% [8]
Portfolio Turnover Rate	107%	79%	29%		38%	18	% [7]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

6.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

7.	Not annualized.

8.	Annualized.

9.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

See accompanying notes to financial statements

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EVENTIDE MULTI-ASSET INCOME FUND
Financial Highlights (Class C) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class C
	Year	Year	Year		Year	Period
	Ended	Ended	Ended		Ended	Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2020	2019	2018		2017	2016 [9]
Net asset value, beginning of period	$10.86	$10.55	$11.03		$10.30	$10.00
Activity from investment operations:
Net investment income [1]	0.07	0.20	0.24		0.18	0.19
Net realized and unrealized gain (loss) on investments	0.60	0.38	(0.29)		0.77	0.22
Total from investment operations	0.67	0.58	(0.05)		0.95	0.41
Less distributions from:
Net investment income	(0.09)	(0.16)	(0.28)		(0.19)	(0.10)
Net realized gains	—	(0.03)	(0.15)		(0.03)	(0.01)
Return of capital	(0.10)	(0.08)	—		—	—
Total distributions	(0.19)	(0.27)	(0.43)		(0.22)	(0.11)
Net asset value, end of period	$11.34	$10.86	$10.55		$11.03	$10.30
Total return [2]	6.23%	5.73%	(0.49)%		9.29%	4.08	% [7]
Net assets, at end of period (000s)	$8,091	$6,194	$6,654		$5,881	$2,424
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.99%	2.10%	2.09	% [5]	2.17%	2.81	% [8]
Ratio of net expenses to average net assets
after expense reimbursement [4]	1.90%	1.95%	1.96	% [5]	1.95%	1.95	% [8]
Ratio of net investment income to average net assets [4,6]	0.64%	1.90%	2.19	% [5]	1.63%	1.99	% [8]
Portfolio Turnover Rate	107%	79%	29%		38%	18	% [7]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

6.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

7.	Not annualized.

8.	Annualized.

9.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

See accompanying notes to financial statements

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EVENTIDE MULTI-ASSET INCOME FUND
Financial Highlights (Class I) June 30, 2020

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class I
	Year	Year	Year		Year	Period
	Ended	Ended	Ended		Ended	Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2020	2019	2018		2017	2016 [9]
Net asset value, beginning of period	$10.90	$10.58	$11.05		$10.33	$10.00
Activity from investment operations:
Net investment income [1]	0.18	0.31	0.36		0.28	0.28
Net realized and unrealized gain (loss) on investments	0.60	0.38	(0.31)		0.78	0.22
Total from investment operations	0.78	0.69	0.05		1.06	0.50
Less distributions from:
Net investment income	(0.15)	(0.23)	(0.37)		(0.31)	(0.16)
Net realized gains	—	(0.03)	(0.15)		(0.03)	(0.01)
Return of capital	(0.15)	(0.11)	—		—	—
Total distributions	(0.30)	(0.37)	(0.52)		(0.34)	(0.17)
Net asset value, end of period	$11.38	$10.90	$10.58		$11.05	$10.33
Total return [2]	7.23%	6.81%	0.47%		10.47%	5.03	% [7]
Net assets, at end of period (000s)	$110,295	$79,513	$76,764		$43,821	$18,081
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	0.99%	1.10%	1.09	% [5]	1.17%	1.81	% [8]
Ratio of net expenses to average net assets after expense reimbursement [4]	0.90%	0.95%	0.96	% [5]	0.95%	0.95	% [8]
Ratio of net investment income to average net assets [4,6]	1.65%	2.92%	3.32	% [5]	2.62%	2.94	% [8]
Portfolio Turnover Rate	107%	79%	29%		38%	18	% [7]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

6.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

7.	Not annualized.

8.	Annualized.

9.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

See accompanying notes to financial statements

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EVENTIDE FUNDS

Notes to Financial Statements June 30, 2020

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of thirty- nine series. These financial statements include the following series: Eventide Dividend Opportunities Fund (formerly Eventide Global Dividend Opportunities Fund), Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund (formerly Epiphany FFV Strategic Income Fund) and the Eventide Multi-Asset Income Fund (each a “Fund” or collectively the “Funds”). Each Fund is a diversified series of the Trust. The Funds’ investment manager is Eventide Asset Management, LLC (the “Manager”).

Eventide Dividend Opportunities Fund commenced operations on September 29, 2017. The Fund’s investment objectives are dividend income and long-term capital appreciation. The Fund’s secondary objective is dividend growth.

Eventide Gilead Fund commenced operations on July 8, 2008. The Fund’s investment objective is to provide long-term capital appreciation.

Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Limited-Term Bond Fund Class A and Class I shares commenced operations on July 28, 2010. On March 29, 2017, the Board of Trustees of Epiphany Funds voted to reclassify all outstanding Class C Shares of the Epiphany FFV Strategic Income Fund to Class I shares to be effective on May 30, 2017 (the “Conversion Date”). On the Conversion Date, each Class C share was reclassified as a Class I shares equal in value to the Class C shares owned by that shareholder for the respective fund. The Eventide Limited-Term Bond Fund’s Class N and Class C shares commenced operations December 14, 2018. The Fund changed its fiscal year end from October 31 to June 30. The Fund’s investment objective is income.

Eventide Multi-Asset Income Fund commenced operations on July 15, 2015. The Fund’s investment objective is to seek current income while maintaining the potential for capital appreciation.

Each Fund offers four classes of shares, Class N, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment companies and accordingly follow the

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investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of a Fund’s holding. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

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Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Funds’ assets measured at fair value:

Eventide Dividend Opportunities Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stock [1]	$48,561,795	$—	$—	$48,561,795
Corporate Bonds	—	1,746,969	—	1,746,969
Limited Partnerships	3,999,590	—	—	3,999,590
Real Estate Investment Trusts (REITs)	10,555,514	—	—	10,555,514
Short-Term Investments	1,446,701	—	—	1,446,701
Total	$64,563,600	$1,746,969	$—	$66,310,569

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Eventide Gilead Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stock [1]	$2,646,772,553	$5,304,599	$—	$2,652,077,152
Contingent Value Rights	—	—	3,424,532	3,424,532
Corporate Bonds	—	30,000,000	—	30,000,000
Limited Partnerships	97,672,400	—	—	97,672,400
Preferred Stock	—	47,824,856	36,769,714	84,594,570
Put Options Purchased	432,000	3,753,000	—	4,185,000
Real Estate Investment Trusts (REITs)	57,399,350	—	—	57,399,350
Short-Term Investments	10,796,935	—	—	10,796,935
Total	$2,813,073,238	$86,882,455	$40,194,246	$2,940,149,939

Eventide Healthcare & Life Sciences Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stock [1]	$1,405,338,586	$9,008,563	$—	$1,414,347,149
Contingent Value Rights	—	—	1,314,523	1,314,523
Preferred Stock	—	49,863,901	67,723,882	117,587,783
Warrants	—	2,140,000	—	2,140,000
Short-Term Investments	63,739,324	—	—	63,739,324
Total	$1,469,077,910	$61,012,464	$69,038,405	$1,599,128,779

Eventide Limited-Term Bond Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Agency Collateral CMO	$—	$1,784,532	$—	$1,784,532
Asset Backed Securities	—	18,146,208	—	18,146,208
Commercial Mortgage Backed Securities	—	116,763	—	116,763
Corporate Bonds	—	36,950,941	—	36,950,941
Municipal Bonds	—	2,697,385	—	2,697,385
U.S. Government Agencies and Obligations	—	18,282,833	—	18,282,833
Total	$—	$77,978,662	$—	$77,978,662

Eventide Multi-Asset Income Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Asset Backed Securities	$—	$17,684,294	$—	$17,684,294
Commercial Mortgage Backed Securities	—	2,240,305	—	2,240,305
Common Stock [1]	51,877,800	—	—	51,877,800
Corporate Bonds	—	40,853,936	—	40,853,936
Limited Partnerships	6,729,358	—	—	6,729,358
Municipal Bonds	—	3,392,749	—	3,392,749
Preferred Stock	—	—	—	—
Real Estate Investment Trusts (REITs)	14,143,452	—	—	14,143,452
U.S. Government Agencies And Obligations	—	4,647,829	—	4,647,829
Short-Term Investment	102,063	—	—	102,063
Total	$72,852,673	$68,819,113	$—	$141,671,786

1.	For a detailed break-out of investments by industry, please refer to the Portfolios of Investments.

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The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Eventide Gilead Fund

	Contingent Value Rights	Preferred Stock	Total
Beginning balance 6/30/2019	$31,834,046	$36,769,711	$68,603,757
Total realized gain (loss)	20,611,083	—	20,611,083
Change in unrealized appreciation (depreciation)	(13,234,513)	(500,000)	(13,734,513)
Cost of purchases	—	10,000,002	10,000,002
Proceeds from sales	(35,786,084)	—	(35,786,084)
Dividend reinvest	—	—	—
Net transfers in/out of level 3	—	(9,499,999)	(9,499,999)
Ending balance 6/30/2020	$3,424,532	$36,769,714	$40,194,246

Eventide Healthcare & Life Sciences Fund

	Contingent Value Rights	Preferred Stock	Total
Beginning balance 6/30/2019	$12,219,654	$32,919,855	$45,139,509
Total realized gain (loss)	7,911,604	—	7,911,604
Change in unrealized appreciation (depreciation)	(5,080,133)	(1,445,975)	(6,526,108)
Cost of purchases	—	45,750,001	45,750,001
Proceeds from sales	(13,736,602)	—	(13,736,602)
Dividend reinvest	—	—	—
Net transfers in/out of level 3	—	(9,499,999)	(9,499,999)
Ending balance 6/30/2020	$1,314,523	$67,723,882	$69,038,405

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Annexon, Inc. preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Beta Bionic Series B/B2 preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Freeline Therapeutics Ltd. preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Goldfinch Biopharma, Inc. Series A preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

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The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Goldfinch Biopharma, Inc. Series B preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Peloton Therapeutics, Inc. – CVR are as follows:

Fair Value at
June 30, 2020	Valuation Techniques	Unobservable Input	Impact to Valuation

$0.86	Anticipated sale price less discounts plus discounted cash flow of contingent future payments.	2.5 - 75% range for probability of success of milestones, with a per share discounted weighted average of $0.8168.	Increase (Decrease) in Rate of Success Ratio equals increases (decreases) value

		5% Liquidity Risk 5% Deal Risk	Increase (Decrease) in Credit Risk/ Liquidity Risk equals Decrease (Increase) in value

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Praxis Precision Medicines, Inc. preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2020 was $13,734,513 and $6,526,108 for the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively.

b)       Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the manager believes adverse market, political or other conditions are

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likely. The manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of exchange traded funds (“ETFs”)) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The notional value of the derivative instruments outstanding as of June 30, 2020 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund.

The effect of derivative instruments on the Statement of Assets & Liabilities for the year ended June 30, 2020 was as follows:

Eventide Gilead Fund

	Primary Risk	Location of Derivative on Statement	Fair Value of Asset
Derivative	Exposure	of Assets and Liabilities	Derivative
Put Options Purchased	Equity Risk	Unaffiliated investments at value	$4,185,000
Total			$4,185,000

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2020 was as follows:

Eventide Gilead Fund

Derivatives Not			Realized and Unrealized
Accounted for as Hedging	Primary Risk	Location of Gain (Loss) on Derivatives	Gain (Loss) on Derivatives
Instruments under GAAP	Exposure	Recognized in Income	Recognized in Income
Options Purchased	Equity Risk	Net realized gain from unaffiliated investments	$22,495,140

Options Written	Equity Risk	Net realized gain from options written	934,041
Options Purchased	Equity Risk	Net change unrealized depreciation from unaffiliated investments	(2,517,200)
Total			$20,911,981

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Eventide Healthcare & Life Sciences Fund

Derivatives Not			Realized and Unrealized
Accounted for as Hedging	Primary Risk	Location of Gain (Loss) on Derivatives	Gain (Loss) on Derivatives
Instruments under GAAP	Exposure	Recognized in Income	Recognized in Income
Options Purchased	Equity Risk	Net realized loss from unaffiliated investments	$(682,154)
Options Purchased	Equity Risk	Net change unrealized appreciation from unaffiliated investments	74,113
Total			$(608,041)

c)       Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2020, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2020, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2017 to June 30, 2019, or expected to be taken in the Funds’ June 30, 2020 year-end tax returns.

d)       Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex- dividend date. Dividends from net investment income, if any, are declared and paid at least annually for Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund. The Eventide Multi-Asset Income Fund and Eventide Limited-Term Bond Fund generally distribute net investment income monthly and the Eventide Dividend Opportunities Fund generally distributes net investment income quarterly. Distributable short-term and long-term capital gains, if any, are declared and distributed annually. The Eventide Multi-Asset Income Fund may distribute short- term capital gains monthly. Distributions received from REITs may be classified as dividends, capital gains, and/or return of capital.

e)       Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

f)       Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on

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debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

g)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)       Indemnification – The Trust indemnifies its offers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)       Redemption Fees and Sales Charges (loads) – A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Class A shares purchased where the sales charge was waived, are subject to a CDSC of 1.00% on redemptions within 18 months of purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2020, there were redemption fees of $0 paid to the Eventide Dividend Opportunities Fund, Eventide Gilead Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund and there were $0 in CDSC fees paid to the Distributor. For the year ended June 30, 2020, there were redemption fees of $657,735 paid to the Eventide Healthcare & Life Sciences Fund and there were $0 in CDSC fees paid to the Distributor.

j)       Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

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(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2020, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales

Eventide Dividend Opportunities Fund	$74,699,722	$26,544,494
Eventide Gilead Fund	1,015,518,656	833,210,425
Eventide Healthcare & Life Sciences Fund	518,371,134	367,722,724
Eventide Limited-Term Bond Fund	87,340,354	28,758,578
Eventide Multi-Asset Income Fund	155,143,403	124,002,689

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Eventide Asset Management, LLC (the “Manager”) acts as investment manager to the Funds pursuant to the terms of a management agreement between the Manager of the Trust (the “Management Agreement”). Since December 14, 2018, Eventide Asset Management, LLC serves as investment adviser to the Eventide Limited-Term Bond Fund. Prior to December 14, 2018, Trinity Fiduciary Partners, LLC (“Trinity”) served as the Epiphany FFV Strategic Income Fund (“Epiphany FFV Fund”) investment adviser. Trinity provided oversight of Dana Investment Advisors, Inc. (“Dana”), sub-adviser to the Epiphany FFV Fund. Boyd Watterson Asset Management, LLC serves as sub-adviser to a portion of the Eventide Multi-Asset Income Fund’s portfolio. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of the first $2 billion; 0.95% on the next $1 billion; 0.90% on the next $1 billion; and 0.85% thereafter and 1.10% of average net assets of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively, 0.73% of average net assets of the Eventide Dividend Opportunities Fund, and 0.33% (effective September 1, 2019) and 0.60% previously of the Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund, such fees to be computed daily based upon daily average net assets of the respective Fund. Prior to March 2, 2020 the management fee was 0.73% of the average net assets of the Eventide Multi-Asset Income Fund. The Eventide Limited-Term Bond Fund paid to the Manager, as of the last day of each month, an annualized fee equal to 0.45% of average net assets prior to December 14, 2018. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2020, management fees of $228,103, $25,337,146, $12,949,278, $153,043 and $841,432 were incurred by the Eventide Dividend Opportunities Fund, Eventide Gilead Fund, Eventide

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Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) at 1.20%, 1.95%, 1.15% and 0.95% of the average daily net assets of Eventide Dividend Opportunities Fund’s Class A, Class C, Class N and Class I, 1.67%, 2.42%, 1.62% and 1.42% of the average daily net assets of Eventide Gilead Fund’s Class A, Class C, Class N and Class I, 1.68%, 2.43%, 1.63% and 1.43% of the average daily net assets and of Eventide Healthcare & Life Sciences Fund’s Class A, Class C, Class N and Class I, 0.80%, 1.55%, 0.75% and 0.55% of the average daily net assets of Eventide Limited-Term Bond Fund’s Class A, Class C, Class N and Class I respectively at least until October 31, 2020; and 1.07%, 1.82%, 1.02% and 0.82% of the average daily net assets of Eventide Multi-Asset Income Fund’s Class A, Class C, Class N and Class I, respectively at least until October 31, 2021. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from a Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of the waiver/reimbursement and the expense limitation in place at the time of recapture.

For the year ended June 30, 2020, the Manager waived management fees of $0 for each of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, waived fees of $114,935 from the Eventide Dividend Opportunities Fund, $148,648 from the Eventide Limited-Term Bond Fund and $103,007 from the Eventide Multi-Asset Income Fund pursuant to its contractual agreement. As of June 30, 2020, the Manager has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2021	2022	2023

Eventide Dividend Opportunities Fund	$90,311	$106,626	$114,935
Eventide Limited-Term Bond Fund	$—	$111,782	$148,648
Eventide Multi-Asset Income Fund	$124,623	$164,563	$103,007

The Eventide Gilead Fund and Healthcare & Life Sciences Fund do not have any expenses previously waived by the Manager that are subject to recapture and did not waive any further expenses during the year ended June 30, 2020.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, legal, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2020, the Eventide Dividend Opportunities Fund, Eventide Gilead Fund,

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Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi- Asset Income Fund incurred $13,040, $651,386, $300,091, $15,811 and $36,141 for such fees, respectively.

The Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

The amounts due, if any, to MFund at June 30, 2020 for chief compliance officer services would be listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Fund’s pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares except Class I, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class N shares, up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class N shares are currently paying 0.20% per annum of 12b-1 fees, Class A shares are currently

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paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees.

The 12b-1 fees may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended June 30, 2020, the Distributor received $8,158, $216,970, $137,174, $3,975 and $18,898 in underwriter commissions from the sale of shares of the Fund from the Eventide Dividend Opportunities Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund, respectively.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes, including options written, for the Eventide Funds as of June 30, 2020 and differs from market value by net unrealized appreciation/depreciation which consisted of:

Unrealized Appreciation/Depreciation

			Gross
		Gross Unrealized	Unrealized	Total Unrealized
Fund	Aggregate Cost	Appreciation	Depreciation	Appreciation
Eventide Dividend Opportunities Fund	$60,986,911	$6,345,664	$(1,022,006)	$5,323,658
Eventide Gilead Fund	1,739,203,302	1,247,880,928	(46,934,291)	1,200,946,637
Eventide Healthcare & Life Sciences Fund	1,066,553,934	593,843,207	(61,268,362)	532,574,845
Eventide Limited-Term Bond Fund	76,335,811	1,655,544	(12,693)	1,642,851
Eventide Multi-Asset Income Fund	129,269,146	13,510,903	(1,108,263)	12,402,640

The tax character of Fund distributions paid for the year ended June 30, 2020 and June 30, 2019 was as follows:

For the year ended June 30, 2020:

	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Dividend Opportunities Fund	$213,501	$—	$399,315	$612,816
Eventide Gilead Fund	—	80,392,392	—	80,392,392
Eventide Healthcare & Life Sciences Fund	7,562,297	18,687,917	—	26,250,214
Eventide Limited-Term Bond Fund	732,710	—	146,859	879,569
Eventide Multi-Asset Income Fund	1,463,734	48,593	1,671,355	3,183,682

For the year ended June 30, 2019:

	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Dividend Opportunities Fund	$238,546	$—	$21,850	$260,396
Eventide Gilead Fund	—	91,170,811	—	91,170,811
Eventide Healthcare & Life Sciences Fund	24,202,535	24,353,083	—	48,555,618
Eventide Limited-Term Bond Fund	264,337	19,297	—	283,634
Eventide Multi-Asset Income Fund	2,420,976	299,039	1,065,538	3,785,553

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The tax character of Fund distributions paid for the year ended October 31, 2018 was as follows:

For the year ended October 31, 2018:

	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Limited-Term Bond Fund	$472,072	$—	$—	$472,072

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated Earnings/(Deficits)

			Post October	Capital			Total
	Undistributed	Undistributed	Loss and	Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	Late Year	Carry	Book/Tax	Appreciation/	Earnings/
Fund	Income	Capital Gains	Loss	Forwards	Differences	(Depreciation)	(Deficits)
Eventide Dividend Opportunities Fund	$—	$—	$(1,832,464)	$(379,812)	$—	$5,323,648	$3,111,372
Eventide Gilead Fund	—	3,115,342	(10,457,475)	—	—	1,200,946,637	1,193,604,504
Eventide Healthcare & Life Sciences Fund	2,580,849	—	(11,374,877)	—	—	532,574,845	523,780,817
Eventide Limited-Term Bond Fund	—	—	(77,563)	(170,193)	—	1,642,851	1,395,095
Eventide Multi-Asset Income Fund	—	—	(1,016,826)	—	—	12,402,250	11,385,424

The difference between book basis and tax basis undistributed net investment income/losses, accumulated net realized gains/losses and unrealized appreciation/depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, passive foreign investment companies, and adjustments for partnerships, trust preferred securities, real estate investment trusts, C-corporation return of capital paydowns and deemed distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year Losses

Fund	Losses
Eventide Gilead Fund	$10,457,475

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Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Post October Losses

Fund	Post October Losses
Eventide Dividend Opportunities Fund	$1,832,464
Eventide Healthcare & Life Sciences Fund	11,374,877
Eventide Limited-Term Bond Fund	77,563
Eventide Multi-Asset Income Fund	1,016,826

At June 30, 2020, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

Capital Loss Carry Forwards

		Non-
	Non-Expiring	Expiring
Fund	Short-Term	Long-Term	Total
Eventide Dividend Opportunities Fund	$44,615	$335,197	$379,812
Eventide Limited-Term Bond Fund	—	170,193	170,193

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, distribution reclasses, non-deductible expenses and adjustments for partnerships, real estate investment trusts, C-Corporations return of capital and deemed distributions, resulted in reclassifications for the Funds for the fiscal period ended June 30, 2020 as follows:

Reclassifications

		Accumulated
Fund	Paid in Capital	Earnings (Loss)
Eventide Dividend Opportunities Fund	$(99)	$99
Eventide Gilead Fund	(14,153,046)	14,153,046
Eventide Healthcare & Life Sciences Fund	—	—
Eventide Limited-Term Bond Fund	(1,042)	1,042
Eventide Multi-Asset Income Fund	16,445	(16,445)

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(5)	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund at June 30, 2020 are noted in the Fund Portfolio of Investments. Transactions during the period with companies which are affiliates are as follows:

Eventide Gilead Fund

	Market						Net Increase/		Market	Share
	Value at	Share Balance				Dividends	Decrease in	Realized	Value at	Balance at
	June 30,	at June 30,		Sales	Corporate	Credited to	Appreciation	Gains	June 30,	June 30,
Description	2019	2019	Purchases	Proceeds	Actions	Income	(Depreciation)	(Losses)	2020	2020
Pliant Therapeutics Series B [1]	$9,499,999	7,263,746	$—	$—	$—	$—	$21,827,556	$—	$31,327,555	1,015,908
Pliant Therapeutics Series C [1]	—	—	6,999,999	—	—	—	9,497,302	—	16,497,301	534,984
Total	$9,499,999	7,263,746	$6,999,999	$—	$—	$—	$31,324,858	$—	$47,824,856	1,550,892

Eventide Gilead Fund

Investments no longer affiliated as of June 30, 2020
	Market						Net Increase/		Market	Share
	Value at	Share Balance				Dividends	Decrease in	Realized	Value at	Balance at
	June 30,	at June 30,		Sales	Corporate	Credited to	Appreciation	Gains	June 30,	June 30,
Description	2019	2019	Purchases	Proceeds	Actions	Income	(Depreciation)	(Losses)	2020	2020
Essa Pharma, Inc.	$1,439,899	618,646	$—	$—	$—	$—	$2,203,927	$—	$3,643,826	618,646
Magenta Therapeutics, Inc.- Preferred Stock [2]	7,564,032	539,806	—	—	(6,500,000)	—	(1,064,032)	—	—	—
Total	$9,003,931	1,158,452	$—	$—	$(6,500,000)	$—	$1,139,895	$—	$3,643,826	618,646
	$18,503,930	8,422,198	$6,999,999	$—	$(6,500,000)	$—	$32,464,753	$—

1.	Reverse stock split (1 for 7.15 reverse split basis).

2.	Reorganization of private investment to the public traded common stock.

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Eventide Healthcare & Life Sciences Fund

	Market	Share					Net Increase/			Share
	Value at	Balance at				Dividends	Decrease in	Realized	Market Value	Balance at
	June 30,	June 30,		Sales	Corporate	Credited to	Appreciation	Gains	at June 30,	June 30,
Description	2019	2019	Purchases	Proceeds	Actions	Income	(Depreciation)	(Losses)	2020	2020
ESSA Pharma, Inc.	$1,784,081	766,522	$1,250,000	$—	$—	$—	$5,161,985	$—	$8,196,066	1,391,522

Goldfinch Biopharma, Inc. Series A	4,750,000	5,000,000	—	—	—	—	850,000	—	5,600,000	5,000,000

Goldfinch Biopharma, Inc. Series B	—	—	10,000,000	—	—	—	(508,475)	—	9,491,525	8,474,576

Kala Pharmaceuticals, Inc.	—	—	25,404,122	—	—	—	10,855,378	—	36,259,500	3,450,000

KalVista Pharmaceuticals, Inc.	33,225,000	1,500,000	2,961,682	—	—	—	(15,858,682)	—	20,328,000	1,680,000

Satsuma Pharmaceuticals, Inc. [1]	4,749,999	2,624,396	6,375,000	—	—	—	17,157,067	—	28,282,066	983,382

Sutro Biopharma, Inc. [1]	5,974,500	525,000	5,755,244	(47,444)	6,999,990	—	(3,248,068)	(23,056)	15,411,166	1,985,975
Total	$50,483,580	10,415,918	$51,746,048	$(47,444)	$6,999,990	$—	$14,409,205	$(23,056)	$123,568,323	22,965,455

Eventide Healthcare & Life Sciences Fund

Investments no longer affiliated as of June 30, 2020
	Market	Share					Net Increase/			Share
	Value at	Balance at				Dividends	Decrease in	Realized	Market Value	Balance at
	June 30,	June 30,		Sales	Corporate	Credited to	Appreciation	Gains	at June 30,	June 30,
Description	2019	2019	Purchases	Proceeds	Actions	Income	(Depreciation)	(Losses)	2020	2020
ARYA Sciences Acquisition Corp. [2]	$8,552,000	800,000	$—	$—	$(8,000,000)	$—	$(552,000)	$—	$—	—
Sutro Biopharma, Inc. - Preferred Stock [1]	7,782,785	719,895	—	(10)	(6,999,990)	—	(782,785)	—	—	—
Total	$16,334,785	1,519,895	$—	$(10)	$(14,999,990)	$—	$(1,334,785)	$—	$—	—
	$66,818,365	11,935,813	$51,746,048	$(47,454)	$(8,000,000)	$—	$13,074,420	$(23,056)

1.	Reorganization of private investment to the public traded common stock.

2.	Reorganization.

(6)	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Funds will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of a Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

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As of June 30, 2020, the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund were invested in the following restricted securities:

Eventide Gilead Fund

	Initial
	Acquisition				% of Net
Security	Date	Shares	Cost	Value	Assets
Beta Bionic Series B/B2 [1]	8/31/18	179,406	$27,400,031	$27,269,712	0.9%
Entasis Therapeutics Holdings, Inc. [1]	3/29/16	590,602	8,591,860	1,660,773	0.1%
Peloton Therapeutics, Inc. – CVR [1]	2/14/19	3,982,940	—	3,424,532	0.1%
Pliant Therapeutics Series B [1]	7/10/18	1,015,908	9,999,999	31,327,555	1.0%
Pliant Therapeutics Series C [1]	12/18/19	534,984	6,999,999	16,497,301	0.5%
Praxis Precision Medicine [1]	4/15/20	1,941,748	10,000,002	9,500,002	0.3%

Eventide Healthcare & Life Sciences Fund

	Initial
	Acquisition				% of Net
Security	Date	Shares	Cost	Value	Assets
Annexon, Inc. [1]	6/30/20	7,031,359	$9,999,999	$9,499,999	0.6%
Beta Bionic Series B/B2 [1]	8/31/18	122,828	19,000,015	18,669,856	1.1%
Entasis Therapeutics Holdings, Inc. [1]	3/29/16	288,939	3,151,248	812,497	0.1%
Freeline Therapeutics Ltd. [1]	6/29/20	7,720,588	15,750,000	14,962,500	0.9%
Goldfinch Biopharma, Inc. Series A [1]	3/15/19	5,000,000	5,000,000	5,600,000	0.3%
Goldfinch Biopharma, Inc. Series B [1]	6/29/20	8,474,576	10,000,000	9,491,525	0.6%
Peloton Therapeutics, Inc. – CVR [1]	2/14/19	1,528,871	—	1,314,523	0.1%
Pliant Therapeutics Series B [1]	7/10/18	507,954	5,000,000	15,663,777	1.0%
Pliant Therapeutics Series C [1]	12/19/19	229,279	2,999,999	7,070,277	0.4%
Praxis Precision Medicines, Inc. [1]	11/18/19	1,941,748	10,000,002	9,500,002	0.6%
Zentalis Pharmaceuticals LLC [1]	9/6/19	594,705	7,500,010	27,129,847	1.7%

1.	Each security is subject to a Fund’s right to redemption upon 60 days’ notice and may be extended by the issuer in six-month increments, if the Funds fail to give 60 days’ notice of their intention to redeem on the scheduled maturity date.

(7)	PORTFOLIO CONCENTRATION RISK

The Eventide Healthcare & Life Sciences Fund invests primarily in equity and equity-related securities of companies in the healthcare and life sciences sectors that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. Because of its focus on healthcare and life science companies, the Eventide Healthcare & Life Sciences Fund’s investment performance will be closely tied to many factors which affect those companies. As a result, the Eventide Healthcare & Life Sciences Fund’s net asset value is more likely to have greater fluctuations than that of a fund which invests in other industries.

(8)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a

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decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, Charles Schwab & Co, Inc. Special Custody Account for the Exclusive Benefit of Customers held 59.96% of the Eventide Limited-Term Bond Fund.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Eventide Dividend Opportunities Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund, and Eventide Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Eventide Dividend Opportunities Fund (formerly known as Eventide Global Dividend Opportunities Fund), Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes to the financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the statement of assets and liabilities of Eventide Limited-Term Bond Fund, a series of shares of beneficial interest in the Funds, including the portfolio of investments, as of June 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes to the financial statements (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America. For Eventide Limited-Term Bond Fund, the financial highlights for each of the years in the three-year period ended October 31, 2017 were audited by other auditors, whose report dated December 20, 2017 expressed an unqualified opinion on such financial highlights.

Eventide Dividend Opportunities Fund	Financial Highlights for each of the years in the two-year period ended June 30, 2020 and for the period from September 29, 2017 (commencement of operations) through June 30, 2018
Eventide Gilead Fund	Financial Highlights for each of the years in the five-year period ended June 30, 2020
Eventide Healthcare & Life Sciences Fund	Financial Highlights for each of the years in the five-year period ended June 30, 2020
Eventide Limited-Term Bond Fund	For the Statements of Changes in Net Assets for the year ended June 30, 2020, the period from November 1, 2018 through June 30, 2019 and the year ended October 31, 2018
For the Financial Highlights for Class N and Class C: the year ended June 30, 2020 and the period from December 14, 2018 through June 30, 2019 and for Class A and Class I: the year ended June 30, 2020 and the period from November 1, 2018 through June 30, 2019 and the year ended October 31, 2018
Eventide Multi-Asset Income Fund	Financial Highlights for each of the years in the four-year period ended June 30, 2020 and for the period from July 15, 2015 (commencement of operations) through June 30, 2016

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Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, issuers, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 31, 2020

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EVENTIDE FUNDS

Supplemental Information (Unaudited) June 30, 2020

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended June 30, 2020, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

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EVENTIDE FUNDS

Supplemental Information (Unaudited) June 30, 2020

Consideration and Renewal of Management Agreement between the Trust and Eventide Asset Management, LLC

In connection with a meeting held on May 6-7, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) discussed the renewal of the management agreement between Eventide Asset Management LLC (“Eventide”) and Trust (the “Management Agreement”) with respect to the Eventide Global Dividend Opportunity Fund (“Eventide DO”), Eventide Gilead Fund, (“Eventide Gilead”), Eventide Health and Life Sciences Fund, (“Eventide HLS”), and Eventide Multi-Asset Income Fund (“Eventide MAI” and together the “Eventide Renewal Funds”).

The Board assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Management reviewed Eventide’s responses to a series of questions regarding, among other things, the investment performance of each Eventide Renewal Fund, Eventide’s services to each Eventide Renewal Fund, comparative fee and expense information, and Eventide’s profitability from managing each Eventide Renewal Fund.

Nature, Extent and Quality of Services. The Board confirmed its familiarity with Eventide’s portfolio management team from its experience working with Eventide. The Board reviewed Eventide’s management team, noting that Eventide continued to invest in personnel and acquire additional human resources to support its team. The Board recognized that Eventide was effective in monitoring compliance with each Eventide Renewal Fund’s investment limitations and providing ethical screening services for each Eventide Renewal Fund through its proprietary screening system. The Board discussed that the portfolio management team divided sector responsibilities among the portfolio managers and the analysts to allow each analyst to focus on company specific risks and opportunities, as well as industry specific risks. The Board noted that Eventide selected broker-dealers to obtain best execution in terms of share price, quality of service, and commissions paid while implementing each Eventide Renewal Fund’s investment strategy. The Board acknowledged that Eventide used a third-party proxy voting firm to vote proxies on behalf of each Eventide Renewal Fund. The Board observed that Eventide reported no SEC, FINRA, CFTC or other regulatory examinations since the management agreement’s last renewal, nor any material litigation or administrative action involving Eventide or its affiliates. The Board agreed that Eventide’s team members had demonstrated a strong, collaborative working relationship

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with the Trust. The Board concluded that Eventide had the potential to continue providing high quality service to each Eventide Renewal Fund and its shareholders.

Performance. The Board reviewed the performance of each Eventide Renewal Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Eventide Renewal Fund was acceptable.

Eventide DO — The Board noted that Eventide DO outperformed the MSCI AW World Index and Russell Mid Cap Value Index across all periods and outperformed its peer group and Morningstar category over the 1-year period. The Board noted that Eventide attributed its performance to strong sector allocation and stock selection in the utility sector and REITs.

Eventide Gilead — The Board discussed that Eventide Gilead outperformed its peer group, Morningstar category, the S&P 500 TR Index and the Russell Mid-Cap Growth Index across the 3-year and 10-year periods, and outperformed the Morningstar category over the 5-year period. The Board noted that Eventide Gilead’s performance over the 1-year period was impacted by security selection in the healthcare and consumer discretionary sectors and security selection in information technology. The Board remarked that Eventide maintained a long-term investment perspective for Eventide Gilead’s strategy.

Eventide HLS — The Board remarked that Eventide HLS significantly outperformed its peer group, Morningstar category, the S&P Biotechnology Select Industry TR Index and the SP 500 TR Index over the 1-year, 3-year, 5-year and since inception periods. The Board noted that Eventide HLS’ performance was driven by strong security selection and allocation to specific securities, with outsized gains coming from two securities purchased as private investments that then held their IPOs during the period. The Board observed that Eventide HLS was trailing the S&P 500 TR Index for the year-to-date due to the pandemic, but remained an attractive buying opportunity.

Eventide MAI — The Board observed that Eventide MAI outperformed its peer group and Morningstar category across all periods and outperformed the MSCI ACWI Index over the 1- year period and was in-line with the index since inception. The Board commented that Eventide MAI had outperformed its blended benchmark comprised of 50% Russell Mid-Cap Value Index and 50% Barclays Intermediate Aggregate Index over all periods. The Board discussed that Eventide believed Eventide MAI’s strong performance over the past year was due to strong sector allocation and stock selection in equities.

Fees and Expenses. The Board reviewed the advisory fee for each Eventide Renewal Fund, and the average fees charged by each Eventide Renewal Fund’s peer group and Morningstar category. The Board considered the soft dollar benefits received by Eventide, and the indirect benefits of Rule 12b-1 expenses used to distribute the Eventide Renewal Funds. The Board concluded that the advisory fee for each Eventide Renewal Fund was not unreasonable.

Eventide DO — The Board commented that Eventide DO’s advisory fee was on par with the average of its peer group and was below the median of its Morningstar category. The Board remarked that Eventide DO’s net expense ratio was lower than the peer group average, and on par with the Morningstar category median.

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Eventide Gilead — The Board observed that Eventide Gilead’s advisory fee and net expense ratio were the highs of its peer group but were below the highs of its Morningstar category. The Board considered the expertise and skill of Eventide Gilead’s portfolio management team, and that funds in its peer group did not have the same commitment to socially responsible investing as Eventide Gilead. The Board noted that Eventide Gilead had breakpoints in its fee schedule and reached a breakpoint in February 2019.

Eventide HLS — The Board remarked that Eventide HLS’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Eventide employed a highly differentiated values-based screening process to align Eventide HLS’s holdings with its stated objective and required investment personnel with specific training and educational degrees.

Eventide MAI — The Board discussed that Eventide MAI’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Eventide MAI’s net expense ratio was lower than the average and median of its peer group, and well-below the high of its Morningstar category. The Board reviewed Eventide’s explanation that comparison to the Morningstar category was inappropriate due to the significant number of fund of funds or allocation funds in the category with 0% advisory fees. The Board noted that Eventide MAI’s peer group did not have funds with the same values-based screening process across a multi-asset base. The Board discussed the allocation of fees between Eventide and Eventide MAI’s sub-advisor relative to their respective duties and agreed that the fee allocation was appropriate.

Profitability. The Board discussed Eventide’s profitability from its relationship with each Eventide Renewal Fund based on the information that Eventide provided. The Board discussed that Eventide had been calculating its indirect expenses for each Eventide Renewal Fund on the basis of the Fund’s assets under management, but, upon review, had determined that it would be more appropriate to calculate its indirect expenses for each Eventide Renewal Fund based on the Fund’s percentage of Eventide’s gross revenue. The Board observed the revised calculation had no minimal impact on Eventide’s overall profitability with respect to each Eventide Renewal Fund. The Board noted that Eventide was managing Eventide DO and Eventide MAI at a loss and therefore concluded that excessive profitability of Eventide with respect to Eventide DO and Eventide MAI was not an issue at this time.

The Board remarked that Eventide earned a profit from managing Eventide Gilead and Eventide HLS. The Board discussed that in each case these profits were used to compensate owner personnel of Eventide that provided services to the Eventide Funds. The Board recognized that Eventide’s net profits would be reduced once those payments were taken into account. The Board also considered that because Eventide was organized as a limited liability company, certain tax liabilities paid by its members for income and certain payroll related items was not reported as an Eventide expense, thereby inflating its profitability estimate. After further discussion, the Board determined that Eventide’s profit in connection with Eventide Gilead and Eventide HLS was not excessive.

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Economies of Scale. The Board noted that the Eventide Gilead had recently reached a level of assets above the existing breakpoint t and reduced the advisory fee for its shareholders. The Board noted that the management agreement with respect to Eventide DO, Eventide HLS and Eventide MAI did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders had benefitted from the respective Eventide Renewal Fund’s expense cap and economies of scale from being in a family of funds. The Board agreed that breakpoints may be an appropriate way for Eventide to share economies of scale with Eventide DO, Eventide HLS and Eventide MAI if any experienced a significant growth in assets. The Board discussed the breakpoints on the fee schedule of the sub-advisor to Eventide MAI and how such breakpoints could benefit Eventide. The Board agreed to revisit the issue of breakpoints at the management agreement’s next renewal.

Conclusion. Having requested and received such information from Eventide as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Eventide Renewal Fund and its respective shareholders.

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EVENTIDE FUNDS

Supplemental Information (Unaudited) June 30, 2020

Consideration and Renewal of Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund

In connection with a meeting held on May 6-7, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Eventide Asset Management LLC (“Eventide”) and Boyd Watterson Asset Management, LLC (“BWAM”), with respect to the Eventide Multi-Asset Income Fund (“Eventide MAI”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed BWAM’s responses to a series of questions regarding, among other things, the investment performance of Eventide MAI, BWAM’s services to Eventide MAI, comparative fee and expense information, and BWAM’s profitability from managing Eventide MAI.

Nature, Extent and Quality of Services. The Board noted that there were no recent departures or additions to BWAM’s key personnel servicing Eventide MAI. The Board acknowledged the portfolio managers’ expertise and Eventide’s confidence in BWAM as the sub-advisor of Eventide MAI’s fixed income component. The Board reviewed BWAM’s investment philosophy and that it conducted research throughout the investment process. The Board discussed that quantitative and qualitative measures were applied to identify, measure and manage portfolio risk. The Board remarked that BWAM used a proprietary information technology system to monitor compliance with Eventide MAI’s investment strategies and limitations. The Board noted that BWAM selected broker-dealers on the basis of best execution, and recognized that no material compliance or litigation issues had arisen since the most recent renewal of the sub-advisory agreement. After further discussion, the Board concluded that BWAM had the ability to continue providing high quality service to Eventide MAI and its shareholders.

Performance. The Board observed that the fixed income sleeve of Eventide MAI outperformed the Barclays Intermediate Aggregate Index across all periods. The Board agreed with BWAM’s position that Eventide MAI’s Morningstar category and peer group were not relevant to its fixed income sleeve. The Board concluded that the performance of BWAM was acceptable.

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Fees and Expenses. The Board discussed BWAM’s proposed sub-advisory fee schedule for Eventide MAI, including the levels at which breakpoints reduce the fee, and how the proposed fees and breakpoints differed from the current fee schedule. The Board reviewed the allocation of fees between the advisor and BWAM relative to their respective duties and other factors, and agreed the allocation for Eventide MAI was appropriate. The Board concluded that the proposed revised sub-advisory fee for Eventide MAI was not unreasonable.

Profitability. The Board recognized that BWAM earned a reasonable profit from sub-advising Eventide MAI. The Board concluded that BWAM’s profit from sub-advising Eventide MAI was not excessive.

Economies of Scale. The Board considered whether BWAM had realized economies of scale with respect to the sub-advisory services provided to Eventide MAI. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Eventide MAI and the other Eventide Funds, it was unlikely that BWAM was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from BWAM as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between Eventide and BWAM, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of Eventide MAI and its shareholders.

Consideration and Approval of Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Limited-Term Bond Fund

In connection with a meeting held on May 6-7, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Eventide Asset Management LLC (“Eventide”) and Boyd Watterson Asset Management, LLC (“BWAM”), with respect to the Eventide Limited-Term Bond Fund (“Eventide LTB”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed BWAM’s responses to a series of questions regarding, among other things, BWAM’s proposed services to be provided to Eventide LTB, comparative fee and expense information, and BWAM’s projected profitability from managing Eventide LTB.

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Nature, Extent and Quality of Services. The Board recognized that BWAM was a reputable investment advisor with significant assets under management. The Board expressed familiarity and experience with BWAM as the sub-advisor to another fund in the Trust. The Board discussed that BWAM would conduct research throughout the investment process. The Board remarked that BWAM would apply quantitative and qualitative measures to identify, measure and manage portfolio risk and use a comprehensive, risk-management system provided by Interactive Data Corporation. The Board observed that BWAM’s proprietary information technology system would monitor compliance with Eventide LTB’s investment limitations. The Board noted that BWAM chose broker-dealers on the basis of best execution. The Board acknowledged that BWAM reported no material compliance issues in the past 36 months and had adequate errors and omission insurance coverage in place. The Board agreed that BWAM had the experience and resources necessary to provide quality services to Eventide LTB.

Performance. The Board reviewed the performance information presented by BWAM. The Board noted that a fund managed by BWAM with a comparable strategy to Eventide LTB outperformed the Barclays 1-5 Year Government Credit Index over the 1-year, 3-year, 5-year and 10-year periods. The Board agreed that BWAM had the potential to provide reasonable returns to Eventide LTB’s shareholders.

Fees and Expenses. The Board discussed BWAM’s proposed sub-advisory fee schedule for Eventide LTB, including the levels at which breakpoints reduce the fee, and how the proposed fees and breakpoints differed from the current fee schedule. The Board reviewed the allocation of fees between the advisor and BWAM relative to their respective duties and other factors, and agreed the allocation for Eventide LTB was appropriate. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to Eventide LTB was not unreasonable and the sub-advisory fee, in relation to the total advisory fee, was not unreasonable.

Profitability. The Board reviewed a profitability analysis provided by BWAM and noted that it anticipated realizing a reasonable profit in connection with its relationship with Eventide LTB during the first and second year of the sub-advisory agreement. After further discussion, the Board agreed that the projected profits were not excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to BWAM’s management of Eventide LTB. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense, including the breakpoint at the fund family level.

Conclusion. Having requested and received such information from BWAM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure was reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the future shareholders of Eventide LTB.

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EVENTIDE FUNDS

Expense Examples (Unaudited) June 30, 2020

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Eventide Gilead Fund’s, Eventide Global Dividend Opportunities Fund’s, Eventide Healthcare & Life Sciences Fund’s and Eventide Multi-Asset Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Expense Examples (Unaudited)

					Hypothetical
			Actual		(5% return before expenses)
	Funds’	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	1/1/20	6/30/20	Period*	6/30/20	Period
Eventide Dividend
Opportunities Fund – Class N	1.15%	$1,000.00	$982.80	$5.67	$1,019.14	$5.77
Eventide Dividend
Opportunities Fund – Class A	1.20%	$1,000.00	$982.50	$5.92	$1,018.90	$6.02
Eventide Dividend
Opportunities Fund – Class C	1.95%	$1,000.00	$979.70	$9.60	$1,015.17	$9.77
Eventide Dividend
Opportunities Fund – Class I	0.95%	$1,000.00	$983.70	$4.69	$1,020.14	$4.77
Eventide Gilead Fund – Class N	1.38%	$1,000.00	$1,149.10	$7.35	$1,018.02	$6.90
Eventide Gilead Fund – Class A	1.43%	$1,000.00	$1,148.90	$7.62	$1,017.77	$7.15
Eventide Gilead Fund – Class C	2.18%	$1,000.00	$1,144.50	$11.60	$1,014.04	$10.89
Eventide Gilead Fund – Class I	1.18%	$1,000.00	$1,150.00	$6.29	$1,019.01	$5.90
Eventide Healthcare & Life
Sciences Fund – Class N	1.50%	$1,000.00	$1,049.90	$7.64	$1,017.41	$7.52
Eventide Healthcare & Life
Sciences Fund – Class A	1.55%	$1,000.00	$1,049.90	$7.89	$1,017.16	$7.77
Eventide Healthcare & Life
Sciences Fund – Class C	2.30%	$1,000.00	$1,045.90	$11.69	$1,013.44	$11.51
Eventide Healthcare & Life
Sciences Fund – Class I	1.30%	$1,000.00	$1,051.10	$6.63	$1,018.40	$6.53
Eventide Limited-Term Bond
Fund – Class N	0.75%	$1,000.00	$1,026.00	$3.78	$1,021.13	$3.77
Eventide Limited-Term Bond
Fund – Class A	0.80%	$1,000.00	$1,025.60	$4.03	$1,020.89	$4.02
Eventide Limited-Term Bond
Fund – Class C	1.55%	$1,000.00	$1,022.20	$7.79	$1,017.16	$7.77
Eventide Limited-Term Bond
Fund – Class I	0.55%	$1,000.00	$1,027.20	$2.77	$1,022.13	$2.77
Eventide Multi-Asset Income
Fund – Class N	1.10%	$1,000.00	$1,007.70	$5.49	$1,019.39	$5.52
Eventide Multi-Asset Income
Fund – Class A	1.15%	$1,000.00	$1,008.30	$5.74	$1,019.14	$5.77
Eventide Multi-Asset Income
Fund – Class C	1.90%	$1,000.00	$1,003.90	$9.47	$1,015.42	$9.52
Eventide Multi-Asset Income
Fund – Class I	0.90%	$1,000.00	$1,008.70	$4.52	$1,020.36	$4.55

1.	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

E V E N T I D E F U N D S Annual Report June 30, 2020	112

EVENTIDE FUNDS

Additional Information (Unaudited) June 30, 2020

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as exhibits to its report on Form N-PORT, within sixty days after the end of the period. Each Fund’s Forms N-PORT are available at the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836; and on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-771-3836; and on the SEC’s website at www.sec.gov.

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended June 30, 2020, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

E V E N T I D E F U N D S Annual Report June 30, 2020	113

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex [2]	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

E V E N T I D E F U N D S Annual Report June 30, 2020	114

Interested Trustee and Officers [3]

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex [2]	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601, San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	39	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager -Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

E V E N T I D E F U N D S Annual Report June 30, 2020	115

Interested Trustee and Officers (Continued) [3]

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex [2]	Other Directorships Held During Past 5 Years
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present.	N/A	N/A

1.	The term of office of each Trustee is indefinite.

2.	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

3.	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s Statement of Additional Information includes additional information about its Trustees and Officers.

E V E N T I D E F U N D S Annual Report June 30, 2020	116

P R I V A C Y N O T I C E
Mutual Fund Series Trust Revised June 2011	1 OF 2

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO

For our marketing purposes – to offer our products and services to you.	NO	We don’t share

For joint marketing with other financial companies.	NO	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We don’t share

For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We don’t share

For our affiliates to market to you	NO	We don’t share

For non-affiliates to market to you	NO	We don’t share

E V E N T I D E F U N D S Annual Report June 30, 2020	117

P R I V A C Y N O T I C E
Mutual Fund Series Trust Revised June 2011	2 OF 2

What we do
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■     affiliates from using your information to market to you.

■     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust has no affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Mutual Fund Series Trust does not jointly market.

Questions? Call 1-866-447-4228

E V E N T I D E F U N D S Annual Report June 30, 2020	118

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Eventide Asset Management, LLC
One International Place
Suite 4210
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Drive
Suite 302
Milwaukee, WI 53212

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2020	2019
Eventide Gilead Fund	25,000	25,000
Eventide Dividend Opportunities Fund	10,250	10,250
Eventide Healthcare & Life Sciences Fund	17,000	17,000
Eventide Limited Term Bond Fund	12,250	12,250
Eventide Multi-Asset Income Fund	12,250	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2020	2019
Eventide Gilead Fund	2,000	2,000
Eventide Dividend Opportunities Fund	2,000	2,000
Eventide Healthcare & Life Sciences Fund	2,000	2,000
Eventide Limited Term Bond Fund	2,000	2,000
Eventide Multi-Asset Income Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2020 and 2019 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2020 and 2019 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: September 4, 2020